UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.         )

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ConocoPhillips

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600 North Dairy Ashford

Houston, Texas 77079

NOTICE OF

2006

ANNUAL

SHAREHOLDERS

MEETING

MAY 10, 2006

and

PROXY

STATEMENT

Wednesday

May 10, 2006

10:30 a.m. local time

Omni Houston Hotel

Westside

13210 Katy Freeway

Houston, Texas 77079

March 31, 2006

Dear ConocoPhillips Shareholder:

On behalf of your board of directors and management, you are cordially invited to attend the Annual Meeting of Shareholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas on Wednesday, May 10, 2006, at 10:30 a.m.

It is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting, please either complete and return the enclosed proxy card in the accompanying envelope or submit your proxy using the Internet or telephone procedures provided on the proxy card. Please note that submitting a proxy using any one of these methods will not prevent you from attending the meeting and voting in person.

You will find information regarding the matters to be voted on at the meeting in the enclosed proxy statement. ConocoPhillips’ 2005 Annual Report to Shareholders has been previously mailed to you.

In addition to the formal items of business to be brought before the meeting, there will be a report on ConocoPhillips’ operations during 2005 followed by a question and answer period. Your interest in ConocoPhillips is appreciated. We look forward to seeing you on May 10.

Sincerely,

James J. Mulva Chairman of the Board and Chief Executive Officer

CONOCOPHILLIPS

600 North Dairy Ashford

Houston, Texas 77079

PROXY STATEMENT

NOTICE OF 2006 ANNUAL MEETING OF SHAREHOLDERS

Time	10:30 a.m. on Wednesday, May 10, 2006

Place	Omni Houston Hotel Westside
13210 Katy Freeway
Houston, Texas 77079

Items of Business

•	To elect six Directors (page 8);

•	To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for 2006 (page 39);

•	To consider and vote on five shareholder proposals (pages 41-50); and

•	To transact other business properly coming before the meeting.

Who Can Vote	You can vote if you were a shareholder of record as of March 10, 2006.

Voting by Proxy	Please submit a proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy:

•	Over the Internet,

•	By telephone, or

•	By mail.

For specific instructions, please refer to the section entitled “About the Annual Meeting” beginning on page 2 of this proxy statement and the voting instructions on the proxy card.

Date of Mailing	This notice and the proxy statement are first being mailed to shareholders on or about April 3, 2006.

By Order of the Board of Directors

Stephen F. Gates

Senior Vice President,

General Counsel and

Acting Corporate Secretary

About the Annual Meeting

Who is soliciting my vote?

The Board of Directors of ConocoPhillips is soliciting your vote at the Annual Meeting of ConocoPhillips’ shareholders.

What am I voting on?

You are voting on:

•	The election of directors (see page 8);

•	The ratification of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2006 (see page 39);

•	The consideration of five shareholder proposals (see pages 41-50); and

•	Any other business properly coming before the meeting.

How does the Board recommend that I vote my shares?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board’s recommendation can be found with the description of each item in this proxy statement. In summary, the Board recommends a vote:

•	FOR the Board’s proposal to elect nominated Directors;

•	FOR the Board’s proposal to ratify Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2006;

•	AGAINST the five shareholder proposals.

Who is entitled to vote?

You may vote if you were the record owner of ConocoPhillips common stock as of the close of business on March 10, 2006. Each share of common stock is entitled to one vote. As of March 10, 2006, we had 1,425,117,321 shares of common stock outstanding and entitled to vote. There is no cumulative voting.

How many votes must be present to hold the meeting?

Your shares are counted as present at the Annual Meeting if you attend the meeting and vote in person or if you properly return a proxy by Internet, telephone or mail. In order for us to hold our meeting, holders of a majority of our outstanding shares of common stock as of March 10, 2006, must be present in person or by proxy at the meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the meeting.

What is a broker non-vote?

If a broker does not have discretion to vote shares held in street name on a particular proposal and does not receive instructions from the beneficial owner on how to vote those shares, the broker may return the proxy card without voting on that proposal. This is known as a broker non-vote. Broker non-votes will have no effect on the vote for any matter properly introduced at the meeting.

How many votes are needed to approve each of the proposals?

The nominees for election as directors at the Annual Meeting who receive the highest number of “FOR” votes will be elected as directors. This is called plurality voting. Unless you indicate otherwise on your proxy card, the persons named as your proxies will vote your shares FOR all the nominees for director named in this proxy statement.

All other proposals require the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

How do I vote?

You can vote either in person at the meeting or by proxy without attending the meeting.

To vote by proxy, you must either:

•	Fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope,

•	Vote by telephone (instructions are on the proxy card), or

•	Vote by Internet (instructions are on the proxy card).

If you hold your ConocoPhillips stock in a brokerage account (that is, in “street name”), your ability to vote by telephone or over the Internet depends on your broker’s voting process. Please follow the directions on your proxy card or voter instruction form carefully.

Even if you plan to attend the meeting, we encourage you to vote your shares by proxy. If you plan to vote in person at the Annual Meeting, and you hold your ConocoPhillips stock in street name, you must obtain a proxy from your broker and bring that proxy to the meeting.

How do I vote if I hold my stock through ConocoPhillips’ employee benefit plans?

If you hold your stock through ConocoPhillips’ employee benefit plans, you must either:

•	Fill out the enclosed voting instruction form, date and sign it, and return it in the enclosed postage-paid envelope, or

•	Vote by telephone (instructions are on the voting instruction form).

You will receive a separate voting instruction form for each employee benefit plan in which you have an interest. Please pay close attention to the deadline for returning your voting instruction form to the plan trustee. The voting deadline for each plan is set forth on the voting instruction form. Please note that different plans may have different deadlines.

Can I change my vote?

Yes. You can change or revoke your vote at any time before the polls close at the Annual Meeting. You can do this by:

•	Signing another proxy card with a later date and returning it to us prior to the meeting,

•	Sending our Corporate Secretary a written document revoking your earlier proxy,

•	Voting again by telephone or over the Internet prior to 11:59 p.m. Eastern Daylight Time on May 9, 2006, or

•	Voting again at the meeting.

Who counts the votes?

We have hired Mellon Investor Services LLC, our transfer agent, to count the votes represented by proxies cast by ballot, telephone, and the Internet. Employees of Mellon Investor Services will act as Inspectors of Election.

Will my shares be voted if I don’t provide my proxy and don’t attend the Annual Meeting?

If you do not provide a proxy or vote your shares held in your name, your shares will not be voted.

If you hold your shares in street name, your broker may be able to vote your shares for certain “routine” matters even if you do not provide the broker with voting instructions. The election of directors and the ratification of Ernst & Young LLP as our independent registered public accounting firm for 2006 are considered routine matters.

For matters not considered “routine,” if you do not give your broker instructions on how to vote your shares, the broker may return the proxy card without voting on that proposal. This is a broker non-vote. Votes in connection with the five shareholder proposals are not considered routine matters.

If you hold your shares through one of ConocoPhillips’ employee benefit plans and do not vote your shares, your shares (along with all other shares in the plan for which votes are not cast) will be voted pro rata by the trustee in accordance with the votes directed by other participants in the plan who elect to act as a fiduciary entitled to direct the trustee of the applicable plan on how to vote the shares.

How are votes counted?

In the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For any other proposal, you may vote “FOR,” “AGAINST,” or “ABSTAIN.” If you “ABSTAIN,” it has the same effect as a vote “AGAINST.”

What if I return my proxy but don’t vote for some of the matters listed on my proxy card?

If you return a signed proxy card without indicating your vote, your shares will be voted FOR the nominee directors listed on the card, FOR the ratification of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2006 and AGAINST each of the five shareholder proposals.

Could other matters be decided at the Annual Meeting?

We are not aware of any other matters that will be considered at the Annual Meeting. If any other matters arise at the Annual Meeting, the persons named in your proxies will vote in accordance with their best judgment.

Who can attend the meeting?

The Annual Meeting is open to all holders of ConocoPhillips common stock. Each shareholder is permitted to bring one guest. No cameras, recording equipment, large bags, briefcases or packages will be permitted in the Annual Meeting, and security measures will be in effect in order to ensure the safety of attendees.

Do I need a ticket to attend the Annual Meeting?

Yes, you will need an admission ticket or proof of ownership of ConocoPhillips stock to enter the meeting. If your shares are registered in your name, you will find an admission ticket attached to the proxy card sent to you. If your shares are in the name of your broker or bank or you received your materials electronically, you will need to bring evidence of your stock ownership, such as your most recent brokerage statement. All shareholders will be required to present valid picture identification. IF YOU DO NOT HAVE VALID PICTURE IDENTIFICATION AND EITHER AN ADMISSION TICKET OR PROOF THAT YOU OWN CONOCOPHILLIPS STOCK, YOU MAY NOT BE ADMITTED INTO THE MEETING.

How can I access ConocoPhillips’ proxy materials and annual report electronically?

This proxy statement and the 2005 annual report are available on our website at www.conocophillips.com. Most shareholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail.

If you own ConocoPhillips stock in your name, you can choose this option and save us the cost of producing and mailing these documents by checking the box for electronic delivery on your proxy card, or by following the instructions provided when you vote by telephone or over the Internet. If you hold your ConocoPhillips stock through a bank, broker or other holder of record, please refer to the information provided by that entity for instructions on how to elect to view future proxy statements and annual reports over the Internet.

If you choose to view future proxy statements and annual reports over the Internet, you will receive a proxy card next year containing the Internet address to use to access our proxy statement and annual report. Your choice will remain in effect until you tell us otherwise. You do not have to elect Internet access each year. If you later change your mind and would like to receive paper copies of our proxy statements and annual reports, please contact Mellon Investor Services at 1-800-356-0066 (from the United States, Canada and Puerto Rico), at 1-201-680-6578 (from all other locations) or via the Internet at https:\\vault.melloninvestor.com\isd.

Board of Directors Information

What is the makeup of the Board of Directors and how often are the members elected?

Our Board of Directors currently has 18 members. Our Board is classified into three classes serving staggered three-year terms. Directors for each class are elected at the Annual Meeting of Shareholders held in the year in which the term for their class expires. Mr. Horner, Class III Director, will retire effective on the date of the Annual Meeting in accordance with our Corporate Governance Guideline that requires directors to retire at the next annual shareholder meeting of the Company following his or her 72nd birthday.

What if a nominee is unable or unwilling to serve?

That is not expected to occur. If it does, shares represented by proxies will be voted for a substitute nominated by the Board of Directors.

What if there are more votes “WITHHELD” from a nominee than votes “FOR”?

In an uncontested election of Directors, an election where the only nominees are those recommended by the Board of Directors, any nominee for Director who receives a greater number of votes “WITHHELD” from his or her election than votes “FOR” his or her election will promptly tender his or her resignation to the Chairman of the Board following certification of the shareholder vote.

The Committee on Directors’ Affairs will promptly consider the resignation submitted by a Director receiving a greater number of votes “WITHHELD” from his or her election than votes “FOR” his or her election, and the Committee on Directors’ Affairs will recommend to the Board whether to accept the tendered resignation or reject it. In considering whether to accept or reject the tendered resignation, the Committee on Directors’ Affairs will consider all factors deemed relevant by the members of the Committee on Directors’ Affairs including, without limitation, the stated reasons why shareholders “withheld” votes for election from such Director, the length of service and qualifications of the Director whose resignation has been tendered, the Director’s contributions to the Company, and the Company’s Corporate Governance Guidelines.

The Board will act on the Committee on Directors’ Affairs’ recommendation no later than 90 days following the date of the shareholders’ meeting where the election occurred. In considering the Committee on Directors’ Affairs’ recommendation, the Board will consider the factors considered by the Committee on Directors’ Affairs and such additional information and factors the Board believes to be relevant. Following the Board’s decision on the Committee on Directors’ Affairs’ recommendation, the Company will promptly publicly disclose the Board’s decision whether to accept the resignation as tendered (providing a full explanation of the process by which the decision was reached and, if applicable, the reasons for rejecting the tendered resignation) in a Form 8-K filed with the Securities and Exchange Commission.

How are directors compensated?

Directors who are ConocoPhillips employees receive no additional compensation for serving on the Board of Directors. Compensation for non-employee directors consists of equity and cash.

Equity Compensation

Non-employee directors receive an annual grant of restricted stock units with an aggregate value of $100,000 on the date of grant. Restrictions on the units issued to non-employee directors will lapse in the event of retirement, disability, death, or upon a change of control, unless the director has elected to receive the shares after a stated period of time. Directors forfeit the units if, prior to the lapse of restrictions, the Board finds sufficient cause for forfeiture (although no such finding can be made after a change of control). Before the restrictions lapse, directors cannot sell or otherwise transfer the units, but the units are credited with dividend equivalents in the form of additional restricted stock units. When restrictions lapse, directors will receive unrestricted shares of Company stock as settlement of the restricted stock units, but, in the event of a change of control, settlement is not made until the director separates from service with the Board.

ConocoPhillips grants issued prior to 2005 had restrictions that lapsed after three years from the date of grant or in the earlier event of retirement, disability, death, or upon a change of control. Settlement for grants before 2005 could be delayed at the election of the director and settled in either cash or stock, also at the election of the director. For grants that remain unvested at the beginning of 2005, directors were allowed to make an election prior to March 15, 2005, to set the time of settlement and whether settlement was to be in a lump sum or over a period of years. Restricted stock units granted to directors who are not from the United States may have modified terms to comply with laws and tax rules that apply to them. Thus, the restricted stock units granted to Messrs. Auchinleck and Norvik do not allow prior election to have them lapse after a stated period of time, but lapse only in the event of retirement, death, or loss of office.

Cash Compensation

All non-employee directors receive $100,000 annual cash compensation. Non-employee directors serving in specified committee positions also receive the following additional cash compensation:

Chair of the Audit and Finance Committee	$20,000
Chair of the Compensation Committee	$15,000
Chair of the other committees	$10,000
All other Audit and Finance Committee members	$7,500

All cash fees are payable monthly. Directors may elect on an annual basis to receive all or part of their cash compensation in unrestricted stock or in restricted stock units, or to have the amount credited to the director’s deferred compensation account. All restrictions placed on stock units granted in lieu of cash compensation lapse in the event of retirement, disability, death, or upon a change of control, unless the director has elected to receive the shares after a stated period of time. Directors forfeit the units if, prior to the lapse of restrictions, the Board finds sufficient cause for forfeiture (although no such finding can be made after a change of control). Before the restrictions lapse, directors cannot sell or otherwise transfer the units, but the units are credited with dividend equivalents in the form of additional restricted stock units. When restrictions lapse, directors will receive unrestricted shares of Company stock as settlement of the restricted stock units, but, in the event of a change of control, settlement is not made until the director separates from service with the Board. Due to differences in the tax laws of other countries, the Board, at its July 1, 2003, meeting approved modification of the compensation for directors who are taxed under the laws of other countries. Effective in 2004, Canadian directors (then and currently, Mr. Auchinleck) were able to elect to receive cash compensation either in cash or in restricted stock units, redeemable only upon retirement, death, or loss of office. Effective in 2005, Norwegian directors (then and currently, Mr. Norvik) were able to receive cash compensation only as cash.

Deferral of Compensation

Directors can elect to defer their cash compensation. Deferred amounts are deemed to be invested in various mutual funds selected by the director. Mr. Auchinleck (from Canada) and Mr. Norvik (from Norway) do not have the opportunity to defer cash compensation in this manner.

Compensation deferred prior to January 1, 2003, by former directors of Conoco and Phillips continues to be deferred and is deemed to be invested as selected by the director. The deferred amounts may be paid as a lump sum or as installment payments following retirement from the Board.

The future payment of any compensation deferred by non-employee directors of ConocoPhillips after January 1, 2003, and by former directors of Phillips prior to January 1, 2003, may be funded in a grantor trust designed for this purpose. The future payment of any cash compensation deferred by former directors of Conoco prior to January 1, 2003, is not funded.

Charitable Gift Programs

The Board adopted a charitable gift program for directors, which is a modification and continuation of the charitable gift programs of both Conoco and Phillips. This program allows eligible directors to designate charities and tax-exempt educational institutions to receive a donation from the Company of up to $1 million upon his or her death. Directors are vested in the program after one year of service. Donations will be payable over five years following the death of the director. These programs may be funded through the purchase of life insurance policies on the lives of the directors. The Company is the owner and beneficiary of all insurance policies purchased to fund the programs.

Directors’ Matching Gift Program

All active and retired directors are eligible to participate in the Directors’ Annual Matching Gift Program. This provides a dollar-for-dollar match of a gift of cash or securities, up to a maximum of $15,000 per donor for active directors and $7,500 per donor for retired directors during any one calendar year, to charities and educational institutions, excluding religious, political, fraternal, or athletic organizations, that are tax-exempt under section 501(c)(3) of the Internal Revenue Code of the United States or meet similar requirements under the applicable law of other countries.

Stock Ownership

Directors are expected to own as much stock as the amounts of the annual equity grants during their first five years on the Board. Directors are expected to reach this level of target ownership within five years of joining the Board. Actual shares of stock, restricted stock, or restricted stock units, including deferred stock units, may be counted in satisfying the stock ownership guidelines.

How often did the Board meet in 2005?

The ConocoPhillips Board of Directors met eight times in 2005. Each director attended at least 75% of the Board meetings.

Election of Directors and Director Biographies

(Proposal 1 on the Proxy Card)

Who are this year’s nominees?

The Class I directors standing for election this year to hold office until the 2009 Annual Meeting of Shareholders and until his or her successor is elected are:

Richard H. Auchinleck, 54, Director since August 2002
•	Director of Conoco from 2001 to 2002
•	President and Chief Executive Officer of Gulf Canada Resources Limited from February 1998 to June 2001
•	Chief Operating Officer of Gulf Canada from July 1997 to February 1998
•	Chief Executive Officer for Gulf Indonesia Resources Limited from September 1997 to February 1998
•	Member of the Board of:
•	Enbridge Commercial Trust
•	Telus Corporation

Victoria J. Tschinkel, 58, Director since August 2002
•	Director of Phillips from 1993 to 2002
•	Director of Florida Nature Conservancy since January 2003
•	Senior Environmental Consultant to Landers & Parsons, a Tallahassee, Florida law firm, from 1987 to 2002
•	Former Secretary of the Florida Department of Environmental Regulation

Harald J. Norvik, 59, Director since July 2005
•	Chairman and Partner, Econ Management AS from June 2002 to present
•	Chairman, President & CEO of Statoil from January 1988 to October 1999
•	Member of the Board of:
•	Oslo Stock Exchange (Chairman)
•	Petroleum Geo-Services ASA
•	Chairman of DnB NOR ASA Supervisory Board

William K. Reilly, 66, Director since August 2002
•	Director of Conoco from 1998 to 2002
•	President and Chief Executive Officer of Aqua International Partners, an investment group which finances water improvements in developing countries, since June 1997
•	Former Administrator of the U.S. Environmental Protection Agency 1989 to 1993
•	Member of the Board of:
•	E. I. du Pont de Nemours and Company
•	Royal Caribbean Cruises Ltd.

Kathryn C. Turner, 58, Director since August 2002
•	Director of Phillips from 1995 to 2002
•	Chairperson and Chief Executive Officer of Standard Technology, Inc., management technology solutions firm she founded in 1985
•	Member of the Board of:
•	Carpenter Technology Corporation
•	Schering-Plough Corporation
•	Tribune Company

Richard L. Armitage, 60, Director since March 2006
•	President, Armitage International LLC, since March 2005
•	U.S. Deputy Secretary of State from March 2001 to February 2005
•	President, Armitage Associates, a worldwide business and public policy firm, from 1993 to 2001.
•	A variety of high ranking U.S. diplomatic positions from 1989 to 1993 including: Special Mediator for Water in the Middle East; Special Emissary to King Hussein of Jordan during the 1991 Gulf War; Ambassador, directing U. S. assistance to the newly independent states of the former Soviet Union.
•	U.S. Assistant Secretary of Defense for International Security Affairs from 1983 to 1989
•	Member of the Board of:
•	ManTech International Corp.

What does the Board recommend?

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THESE DIRECTORS

Who are the directors continuing in office?

Class II Directors — Term Expires in 2007

James E. Copeland, Jr., 61, Director since February 2004
•	Chief Executive Officer of Deloitte & Touche from 1999 to 2003
•	Member of the Board of:
•	Coca-Cola Enterprises
•	Equifax
•	Senior Fellow for Corporate Governance with U.S. Chamber of Commerce.
•	Global Scholar with the Robinson School of Business at Georgia State University

Kenneth M. Duberstein, 61, Director since August 2002
•	Director of Conoco from 2000 to 2002
•	Chairman and Chief Executive Officer of the Duberstein Group, a strategic planning and consulting company, since 1989
•	White House Chief of Staff and Deputy Chief of Staff to President Ronald Reagan
•	Member of the Board of:
•	The Boeing Company
•	Fannie Mae
•	The St. Paul Travelers Companies, Inc.
•	Mack-Cali Corporation

Ruth R. Harkin, 61, Director since August 2002
•	Director of Conoco from 1998 to 2002
•	Senior Vice President, International Affairs and Government Relations of United Technologies Corporation and Chair of United Technologies International, UTC’s international representation arm from June 1997 to February 2005
•	Former President and Chief Executive Officer of the Overseas Private Investment Corporation from 1993 to 1997
•	Member of the Board of:
•	Bowater, Incorporated

William R. Rhodes, 70, Director since August 2002
•	Director of Conoco from 1998 to 2002
•	Chairman, President and Chief Executive Officer of Citibank, N.A. since October 2005
•	Senior Vice Chairman of Citigroup Inc. since December 2001
•	Chairman of Citicorp/Citibank from February 2003 to October 2005
•	Senior Vice Chairman of Citicorp/Citibank from January 2002 to February 2003
•	Vice Chairman of Citigroup, Inc. from March 1999 to December 2001
•	Vice Chairman of Citicorp/Citibank from July 1991 through December 2001

J. Stapleton Roy, 70, Director since August 2002
•	Director of Phillips from 2001 to 2002
•	Managing Director of Kissinger Associates, Inc. since January 2001
•	Assistant Secretary of State for Intelligence and Research from 1999 to 2000
•	U.S. Ambassador to:
•	Singapore (from 1984 to 1986)
•	People’s Republic of China (from 1991 to 1995)
•	Indonesia (from 1996 to 1999)
•	Member of the Board of:
•	Freeport-McMoRan Copper & Gold Inc.

William E. Wade, Jr., 63, Director since March 2006
•	President of Atlantic Richfield Company in 1998.
•	Executive Vice President of Atlantic Richfield Company from 1993 to 1998.
•	A series of management positions with Atlantic Richfield Company from 1968 to 1993.

Class III Directors — Term Expires in 2008

James J. Mulva, 59, Director since August 2002
•	Chairman of the Board of ConocoPhillips since October 2004
•	President and Chief Executive Officer of ConocoPhillips since August 2002
•	Director of Phillips from 1994 to 2002
•	Chairman of the Board of Directors and Chief Executive Officer of Phillips from October 1999 to August 2002
•	Vice Chairman of the Board of Directors, President and Chief Executive Officer of Phillips from June 1999 to October 1999
•	President and Chief Operating Officer of Phillips from 1994 to June 1999

Norman R. Augustine, 70, Director since August 2002
•	Director of Phillips from 1989 to 2002
•	Board of Directors of Lockheed Martin Corporation from 1995 through March 2005
•	Chairman of the Board of Directors of Lockheed Martin Corporation from May 1996 through March 1998
•	Chief Executive Officer of Lockheed Martin from January 1996 through July 1997
•	Chief Executive Officer of Martin Marietta Corporation from December 1987 to March 1995.
•	Member of the Board of:
•	The Black & Decker Corporation
•	The Procter & Gamble Company

Larry D. Horner, 71, Director since August 2002
•	Director of Phillips from 1991 to 2002
•	Chairman of Pacific USA Holdings Corporation from August 1994 to June 2001
•	Past Chairman and Chief Executive Officer of KPMG Peat Marwick
•	Member of the Board of:
•	UTStarcom, Inc.
•	Clinical Data, Inc.
•	New River Pharmaceuticals, Inc.

Charles C. Krulak, 64, Director since August 2002
•	Director of Conoco from 2000 to 2002
•	Executive Vice Chairman and Chief Administration Officer MBNA Corporation from March 2004 to June 2005
•	Chairman and Chief Executive Officer of MBNA Europe Bank Limited from January 2001 to March 2004
•	Senior Vice Chairman of MBNA America from September 1999 through January 2001
•	Commandant of the Marine Corps and member of the Joint Chiefs of Staff from June 1995 to September 1999
•	Holds the Defense Distinguished Service Medal, the Silver Star Medal, the Bronze Star Medal with Combat “V” and two gold stars, the Purple Heart with gold star and the Meritorious Service Medal
•	Member of the Board of:
•	Phelps Dodge Corporation
•	Union Pacific Corporation

Harold W. McGraw III, 57, Director since September 2005
•	Chairman, President and Chief Executive Officer of The McGraw-Hill Companies since 2000
•	President and Chief Executive Officer of The McGraw-Hill Companies 1998 to 2000
•	President and Chief Operating Officer of The McGraw-Hill Companies from 1993 to 1998.
•	Member of the Board of:
•	United Technologies
•	The McGraw-Hill Companies

Bobby S. Shackouls, 55, Director since March 2006
•	Chairman of the Board of Burlington Resources Inc. from July 1997 through March 2006.
•	President and Chief Executive Officer of Burlington Resources Inc. from December 1995 through March 2006
•	Member of the Board of:
•	The Kroger Company

What are the Committees of the Board?

Our Board of Directors has the following committees:

Committee	Members	Principal Functions	Number of Meetings in 2005
Audit and Finance	Larry D. Horner* Richard H. Auchinleck James E. Copeland, Jr. Kathryn C. Turner

•   Discusses with management, the independent auditors, and the internal auditors the integrity of our accounting policies, internal controls, corporate governance, financial statements, financial reporting practices and significant corporate risk exposures, and steps management has taken to monitor, control and report such exposures.

•   Monitors the qualifications, independence and performance of our independent auditors and internal auditors.

•   Monitors our overall direction and compliance with legal and regulatory requirements and corporate governance, including our code of business conduct and ethics.

•   Maintains open and direct lines of communication with the Board and our management, internal auditors and independent auditors.

			13
Executive	James J. Mulva* Norman R. Augustine Kenneth M. Duberstein Larry D. Horner Victoria J. Tschinkel	• Exercises the authority of the full Board between Board meetings on all matters other than (1) those matters expressly delegated to another committee of the Board, (2) the adoption, amendment or repeal of any of our By-Laws and (3) matters which cannot be delegated to a committee under statute or our Certificate of Incorporation or By-Laws.	2
Compensation	Norman R. Augustine* Ruth R. Harkin Charles C. Krulak Harold W. McGraw III William R. Rhodes	• Oversees and administers our executive compensation policies, plans and practices. • Assists the Board in discharging its responsibilities relating to the fair and competitive compensation of our executives and other key employees.	9
Directors’ Affairs	Kenneth M. Duberstein* Norman R. Augustine Charles C. Krulak J. Stapleton Roy

•   Selects and recommends director candidates to the Board to be submitted for election at the Annual Meeting and to fill any vacancies on the Board.

•   Recommends committee assignments to the Board.

•   Reviews and recommends to the Board compensation and benefits policies for our directors.

•   Reviews and recommends to the Board appropriate corporate governance policies and procedures for our Company.

•   Conducts an annual assessment of the qualifications and performance of the Board.

•   Annually reviews and reports to the Board on the performance of management and succession planning for the Chief Executive Officer.

			10
Public Policy	Victoria J. Tschinkel* Richard H. Auchinleck Ruth R. Harkin Harald Norvik William K. Reilly	• Advises the Board on current and emerging domestic and international public policy issues. • Assists the Board in the development and review of policies and budgets for charitable and political contributions.	8

*	Committee Chairperson

Do the committees have written charters?

Yes. The charters for our Audit and Finance Committee, Executive Committee, Compensation Committee, Committee on Directors’ Affairs and Public Policy Committee can be found on ConocoPhillips’ website at www.conocophillips.com under the “Corporate Governance” caption.

Corporate Governance Matters and Communications with the Board

The Committee on Directors’ Affairs and our Board undertook a comprehensive review of the Company’s governance structure in light of the Sarbanes-Oxley Act of 2002 and new rules adopted by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange (“NYSE”). The Board approved Corporate Governance Guidelines for the Company, which document many pre-existing policies and practices of the Company and also address issues responsive to the Sarbanes-Oxley Act and the new SEC and NYSE rules. The Corporate Governance Guidelines, posted on the Company’s Internet site under the “Corporate Governance” caption, address the following matters, among others: director qualifications, director responsibilities, Board Committees, director access to officers, employees and independent advisors, director compensation, majority voting in the election of directors, Board performance evaluations, director orientation and continuing education, and CEO evaluation and succession planning. The Corporate Governance Guidelines also contain director independence standards, which are consistent with the standards set forth in the NYSE listing standards, to assist the Board in determining the independence of the Company’s directors. The Board has determined that each director, except Mr. Mulva, meets the standards regarding independence set forth in the Corporate Governance Guidelines and is free of any material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). The Board has determined that although one member of the Audit Committee serves on the audit committees of more than three public companies, he is not impaired from effectively serving on the Board’s Audit and Finance Committee. A copy of our director independence standards is attached to this proxy statement as Appendix A.

Our Corporate Governance Guidelines provide that non-employee directors will meet in executive session at each meeting. The Chairman of the Committee on Directors’ Affairs presides at these meetings. Mr. Duberstein is Chair of the Committee on Directors’ Affairs and is responsible for setting the agenda for executive sessions of non-management directors and presiding at such meetings.

The Board of Directors maintains a process for shareholders and interested parties to communicate with the Board. Shareholders may e-mail, call or write to the Board, as more fully described on the Company’s Internet site under the “Corporate Governance” caption. Communications addressed to individual Board members and clearly marked as shareholder communications will be forwarded by the Corporate Secretary unopened to the individual addressee. Any communications addressed to the Board of Directors and clearly marked as shareholder communications will be forwarded by the Corporate Secretary unopened to Mr. Duberstein, Chairman of the Committee on Directors’ Affairs.

Recognizing that director attendance at the Company’s Annual Meeting can provide the Company’s shareholders with an opportunity to communicate with Board members about issues affecting the Company, the Company actively encourages its directors to attend the Annual Meeting of Shareholders. In 2005, all of the Company’s directors attended the Annual Meeting.

Code of Business Conduct and Ethics

ConocoPhillips has adopted a worldwide Code of Business Conduct and Ethics for Directors and Employees designed to help directors and employees resolve ethical issues in an increasingly complex global business environment. Our Code of Business Conduct and Ethics applies to all directors and employees, including the Chief Executive Officer, the Chief Financial Officer, and all Senior Financial Officers. Our Code of Business Conduct and Ethics covers topics including, but not limited to, conflicts of interest, insider trading, competition and fair dealing, discrimination and harassment, confidentiality, payments to government personnel, anti-boycott laws, U.S. embargos and sanctions, compliance procedures and employee complaint procedures. Our Code of Business Conduct and Ethics is posted on our Internet site under the “Corporate Governance” caption.

Nominating Processes of the Committee on Directors’ Affairs

The Committee on Directors’ Affairs (the “Committee”) is comprised of four non-employee directors all of whom are independent under NYSE listing standards and our Corporate Governance Guidelines. The Committee identifies, investigates and recommends to the Board director candidates with the goal of creating balance of knowledge, experience and diversity. Generally, the Committee identifies candidates through the personal, business and organizational contacts of the directors and management. Potential directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the Company’s shareholders. In addition to reviewing a candidate’s background and accomplishments, candidates for director nominees are reviewed in the context of the current composition of the Board and the evolving needs of the Company’s businesses. It is the Board’s policy that at all times at least a substantial majority of its members meets the standards of independence promulgated by the NYSE and the SEC and as set forth in the Company’s Corporate Governance Guidelines, and that all members reflect a range of talents, ages, skills, diversity, and expertise, particularly in the areas of accounting and finance, management, domestic and international markets, leadership, and oil and gas related industries sufficient to provide sound and prudent guidance with respect to the Company’s operations and interests. The Company also requires that its Board members be able to dedicate the time and resources sufficient to ensure the diligent performance of their duties on the Company’s behalf, including attending all Board and applicable committee meetings. All directors are required to retire at the next annual shareholder meeting of the Company following his or her 72nd birthday.

The Company’s by-laws permit shareholders to nominate directors for election at an annual shareholders meeting whether or not such nominee is submitted to and evaluated by the Committee on Directors’ Affairs. To nominate a director using this process, the shareholder must follow procedures set forth in the Company’s by-laws. Those procedures require a shareholder to notify the Company’s Secretary of a proposed nominee not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding Annual Meeting of Shareholders. The notice to the Secretary should include the following:

•	The nominee’s name, age and business and residence addresses;

•	The nominee’s principal occupation or employment;

•	The class and number of shares of the Company, if any, owned by the nominee;

•	The name and address of the shareholder as they appear on the Company’s books;

•	The class and number of shares of Company stock owned by the shareholder as of the record date for the annual meeting (if this date has been announced) and as of the date of the notice;

•	A representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the candidate specified in the notice;

•	A description of all arrangements or understandings between the shareholder and the nominee; and

•	Any other information regarding the nominee or shareholder that would be required to be included in a proxy statement relating to the election of directors.

The Committee will consider director candidates recommended by shareholders. If a shareholder wishes to recommend a director for nomination by the Committee, he or she should follow the same procedures set forth above for nominations to be made directly by the shareholder. In addition, the shareholder should provide such other information as it may deem relevant to the Committee’s evaluation. Candidates recommended by the Company’s shareholders are evaluated on the same basis as candidates recommended by the Company’s directors, CEO, other executive officers, third-party search firms or other sources.

Audit and Finance Committee Report

The Audit and Finance Committee of the Board of Directors of ConocoPhillips (the “Audit Committee”) is responsible for providing independent, objective oversight for ConocoPhillips’ financial reporting functions and internal control systems. The Audit Committee is currently composed of four non-employee directors. The Board has determined that the members of the Audit Committee satisfy the requirements of the New York Stock Exchange as to independence, financial literacy and expertise. The Board has determined that at least one member, Larry D. Horner, is an audit committee financial expert as defined by the SEC. The responsibilities of the Audit Committee are as set forth in the written charter adopted by ConocoPhillips’ Board of Directors and last amended on February 4, 2005. A copy of the charter is attached to this proxy statement as Appendix B. One of the Audit Committee’s primary responsibilities is to assist the Board in its oversight of the integrity of the Company’s financial statements. The following report summarizes certain of the Committee’s activities in this regard during the year 2005.

Review with Management.    The Audit Committee has reviewed and discussed with management ConocoPhillips’ audited consolidated financial statements for the year ended December 31, 2005, and management’s assessment of the effectiveness of the Company’s internal control over financial reporting, as of December 31, 2005.

Discussions with Independent Registered Public Accounting Firm.    The Audit Committee has discussed with Ernst & Young LLP, independent registered public accounting firm for ConocoPhillips, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with that firm its independence from ConocoPhillips.

Recommendation to the ConocoPhillips Board of Directors.    Based on its review and discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in ConocoPhillips’ Annual Report on Form 10-K for the year ended December 31, 2005.

THE CONOCOPHILLIPS AUDIT AND

FINANCE COMMITTEE

Larry D. Horner, Chairman

Richard H. Auchinleck

James E. Copeland, Jr.

Kathryn C. Turner

Compensation Committee Report on Executive Compensation

The Compensation Committee of the Board of Directors oversees ConocoPhillips’ executive compensation programs. The Committee members are five independent non-employee directors whose names are listed at the end of this report. These directors meet the independence requirements for non-employee directors under the Securities Exchange Act and for outside directors under the Internal Revenue Code.

Committee Governance and Oversight

Keys to Effective Oversight: Training for Committee Members; Retaining Independent Advisors; Monitoring Current Developments; Performing a Comprehensive Self-Assessment

The Committee is committed to a process of continual improvement in exercising its oversight responsibilities for the Company’s executive compensation programs. To that end, the Committee has taken a number of actions to assure that it is engaged in a thoughtful, disciplined, and thorough deliberative process. The Committee:

•	Retains a separate compensation consultant and has utilized separate legal counsel on occasion, to maintain independence from consultants and counsel retained by Company management;

•	Receives ongoing training regarding best practices for executive compensation;

•	Reviews continuously its responsibilities and governance practices in light of ongoing changes in the legal and regulatory arena and the trends in corporate governance;

•	Reviews its charter annually and proposes any desired changes to the Board of Directors;

•	Communicates significant modifications to the Company’s executive compensation and benefit programs to the full Board of Directors;

•	Meets periodically with the Committee on Directors’ Affairs to review performance of the Chief Executive Officer; and

•	Performs a self-assessment of its annual performance that evaluates the effectiveness of the Committee’s actions and sets the direction to improve its processes and oversight.

The Committee has never approved the issuance of stock options at below market value or any repricing of stock options. The Committee uses the 50th percentile of industry peers as its benchmark for setting targets for the executive compensation programs of the Company. As discussed further in the section of the Proxy Statement entitled Employment Agreements, the Committee has determined that the Company is best-served by having at-will employment with the CEO and other executives, rather than use employment contracts.

Compensation Objective and Principles

The Goals: Driving Superior Financial Performance; Attracting, Retaining, and Motivating High Quality Employees; Maintaining High Standards of Principled Leadership

ConocoPhillips’ objective is to provide a total compensation package that will enable it to attract, retain, motivate, and reward a highly qualified, diverse, and ethical global workforce. To achieve this objective for the Company’s executive workforce, the Committee’s guiding principles are:

•	Establish target compensation levels that are competitive within the industry;

•	Link pay to performance by making a substantial percentage of total executive compensation variable, or “at-risk,” through annual incentive compensation and the granting of long-term incentive awards, including stock options and performance-based restricted stock or restricted stock units;

•	Allow executives to share in ConocoPhillips’ successes and failures by varying compensation from target levels based upon business performance;

•	Motivate individual performance by linking compensation to the accomplishment of individual goals and objectives, leadership principles, and ConocoPhillips’ values; and

•	Integrate all elements of compensation into a comprehensive package that aligns the goals, efforts, and results throughout the organization.

Evaluation of Company Accomplishments

When making compensation decisions concerning the performance of ConocoPhillips executives, the Committee recognizes the accomplishments of the Company, including these achievements:

•	Ranking first in the peer group for total shareholder return over one-, three- and five-year periods, with an annualized total return of 36.7% over one year, 37.2% over three years, and 18.3% over five years;

•	Ranking first in the peer group in improvement in adjusted return on capital employed over the three-year period;

•	Reducing debt by $2.5 billion in 2005, enabling a reduction in the debt-to-capital ratio to 19% at the end of 2005 from 43% at the beginning of 2003;

•	Advancing several strategic initiatives, including the restructuring of Duke Energy Field Services, the continued investment in LUKOIL, the re-entry into Waha in Libya, and the acquisition of Burlington Resources;

•	Progressed global gas strategy implementation, including the sanctioning of Qatar Gas 3; and

•	Strong financial performance, including timely execution of the $2 billion Clean Fuels Program; as well as, plans to strengthen its global refining capabilities through the development of a $4 billion to $5 billion domestic investment program and the growth of the European system through a definitive agreement to purchase a 275,000 barrel-per-day refinery and associated assets in Wilhelmshaven, Germany.

How Do We Establish Compensation Targets?

Industry Peer Comparisons

In general, the aggregate compensation programs of ConocoPhillips are designed to deliver competitive compensation and set targets at the 50th percentile with regard to the appropriate peer group. Included in the program design is the possibility to pay above or below target, depending upon various measures of performance. Consequently, in times of extraordinary positive performance, an element of the program design is that there is the potential for the compensation programs to pay significantly above the 50th percentile, while in periods of lower performance, the compensation programs are designed to pay significantly below the 50th percentile, including the ability to reduce incentive compensation payouts to zero.

In determining overall target executive compensation levels, the Committee considers the compensation levels of other major companies in the global energy industry, including ExxonMobil, Chevron, Royal Dutch Shell, BP, and Total, as well as other U.S.-based energy companies such as Anadarko, Marathon, Occidental, and Valero. Because the competition for executive talent extends beyond the energy industry, the compensation levels for other large U.S.-based multi-nationals also is considered.

Internal Pay Equity

All of the compensation programs of ConocoPhillips are designed with reference to salary grade level in the setting of the compensation targets (or in the case of salary, salary midpoints and ranges). Each program involves a gradual rise in the individual target level as an executive rises in the salary grades of the Company. This structure has the effect of maintaining an equitable compensation ratio between executives, with higher targets for jobs at salary grades having greater duties and responsibilities.

Business and Individual Qualitative and Quantitative Factors

ConocoPhillips’ businesses are capital intensive, requiring large investments, in most cases over a number of years, before tangible financial returns are achieved. The Committee bases executive compensation decisions on qualitative measures relating to individual performance, as well as on quantitative measures relating to the performance of ConocoPhillips and its business units, such as total return to shareholders and adjusted return on capital employed. It also may adjust for external factors, such as commodity prices, that may have positively or negatively affected measures at the business unit level so as to neutralize the effect of such factors in making comparisons. These performance factors are described in more detail in the discussion of 2005 compensation results.

The mix of compensation programs used to achieve the established compensation targets is described below.

Compensation Program Components

There are three components of the Company’s executive compensation program: base salary, annual incentive, and long-term incentive. The annual incentive component is a cash award tied to how well the company and relevant business units performed compared with its performance metrics over the preceding year. The long-term incentive programs are designed to reward strong company performance that is sustained over a number of years. By converting a dollar-based target amount to a target based on the Company’s stock at the beginning of each program period, executive compensation results are immediately tied to shareholder returns. The long-term incentive programs are a performance share program that makes awards of restricted stock units (in the past, restricted stock was also used), and a stock option program. In designing the compensation programs of the Company, the Committee does not look at any element of executive compensation in isolation; rather, it looks at all the elements in the context of determining the entire compensation package, the primary components of which are described below.

Base Salaries

Base salaries for ConocoPhillips executives are generally set based on competitive compensation levels for similar positions in peer companies, scope of responsibility, prior experience, and past performance. The Committee annually reviews the pay of all senior executives (those with salaries greater than $310,000 and with a salary grade level of vice president or higher). The threshold amount may be adjusted each year to efficiently manage the group of employees reviewed by the Committee.

Incentive Compensation Programs

Annual Incentives

The Variable Cash Incentive Program (VCIP) is a bonus program designed to provide an annual incentive based on Company, business unit, and individual performance. For executives, VCIP uses both quantitative and qualitative performance measures relating to the Company as a whole, including:

•	Annual total return to shareholders relative to the peer group of companies;

•	Annual return on capital employed relative to the peer companies; and

•	Safety, ethics, and environmental stewardship.

Peer companies for VCIP performance measures are ExxonMobil, Chevron, Royal Dutch Shell, BP, and Total.

In addition, VCIP uses quantitative and qualitative performance measures relating to separate business units and to each executive, including:

•	Determinable metrics specific to each business unit, such as income from continuing operations (adjusted to neutralize the impact of changes in commodity prices, which may be either favorable or unfavorable), control of costs, value added indices, and various milestones set by management;

•	Success in developing and implementing strategic plans;

•	Contribution to the growth and success of ConocoPhillips;

•	Leadership in the industry and community;

•	Performance versus predetermined personal job objectives; and

•	Social and ethical responsibility.

Using these measures, the Committee determines the performance of the CEO and receives input from the CEO on the performance of other senior executives.

Under VCIP, the amounts of individual awards are discretionary, but are expected, except in extraordinary cases, to range from 0% to 250% of the target amount for the award year, based on the Committee’s assessment of total Company, business unit, and individual performance. The Committee approves the individual awards for senior executives, including the CEO; individual awards for other employees are approved by the CEO.

Long-Term Incentives

ConocoPhillips’ primary long-term incentive compensation programs for executives are a Performance Share Program and a Stock Option Program. In 2005 and later years, the programs are targeted to provide approximately 50% of the long-term incentive award in the form of stock options, while the remaining 50% is in the form of restricted stock units awarded under the Performance Share Program. The ratio was approximately 60% stock options and 40% restricted stock for the programs in 2004, and approximately 70% stock options and 30% restricted stock for the programs prior to that. These changes reflect ongoing trends in compensation at large companies, including the Company’s peer group, to move from options to restricted stock as a larger component of long-term incentive compensation for senior executives. The use of restricted stock units, rather than restricted stock, is in response to recent changes in U.S. tax laws affecting both the Company and its employees. However, these units are expected to be settled in stock when restrictions lapse. Restrictions generally lapse upon death, disability, retirement, layoff, or severance after a change in control.

Awards made in restricted stock may, in certain circumstances, be made in restricted stock units instead. Restricted stock is issued common stock of ConocoPhillips, but which has restrictions on transferability and may be forfeited unless certain conditions, typically relating to continued employment with ConocoPhillips, are met. Restricted stock units are contractual property rights that are measured by common stock and may be settled in common stock at some time in the future. The restricted stock units used by ConocoPhillips typically have the same restrictions on transferability and forfeiture conditions as restricted stock. Restricted stock and restricted stock units were awarded in prior years under both Conoco and Phillips executive compensation plans, were used as special incentives or rewards for performance by both companies, and in Phillips’ case, were a regular part of long-term incentive compensation. While the terms vary, restrictions on many of the restricted stock or restricted stock units issued under the Phillips plans do not lapse until retirement, unless the Committee takes action to lapse such restrictions. With regard to 2005, no such action was taken on restricted stock or restricted stock units with regard to the CEO or any of the Named Executive Officers (defined on page 26).

Performance Share Program

The ConocoPhillips Performance Share Program (PSP) rewards medium-term performance against the peer group. Peer companies for PSP performance measures are ExxonMobil, Chevron, Royal Dutch Shell, BP, and Total. Under PSP, the Committee annually establishes a three-year performance period over which it compares ConocoPhillips’ total shareholder return and return on capital employed with those of its peers. Use of a multi-year performance period helps to focus management on longer-term results, but it can also provide results that seem anomalous if compared only to the current year (which may be better or worse relative to the multi-year period).

In February 2003, the Committee established the first performance period under PSP (PSP I), for the performance period covering January 1, 2003, through December 31, 2005. In February 2004, the Committee established the second performance period under PSP (PSP II), for the performance period covering January 1, 2004, through December 31, 2006. In February 2005, the Committee established the third performance period under PSP (PSP III), for the performance period covering January 1, 2005, through December 31, 2007. In December 2005, the Committee established the fourth performance period under PSP (PSP IV), for the performance period covering January 1, 2006, through December 31, 2008.

Awards under PSP are made in restricted stock or restricted stock units that will generally be forfeited if the employee is terminated prior to age 65 (other than for death or disability or after a change in control). In the event of termination due to layoff or early retirement after age 55 with five years of service, a value for the forfeited restricted stock or restricted stock units will generally be credited to a deferred compensation account for the employee for awards made prior to 2005; for later awards, restrictions lapse in the event of termination due to layoff or early retirement after age 55 with five years of service, unless the employee has elected to defer receipt of the stock until a later time. Awards made prior to 2005 were generally made in restricted stock, while awards made after 2004 are generally made in restricted stock units, the change being primarily due to changes in the U.S. tax laws. Targets under PSP are based upon a guideline value for restricted stock/units as a percent of salary that is established for each salary grade level of management, based on a competitive analysis of long-term compensation opportunities for persons holding comparable positions in the compensation peer group companies. The guideline value takes into account a discount due to the estimated foregone dividend payments during the performance period for the targeted award (prior to issuance of the actual award). The guideline value determines the target, expressed in a number of restricted stock units, set at the beginning of the performance period (with adjustments during the period for changes in salary grade). Each executive’s individual award is subject to adjustment at the end of the performance period. While the Committee has discretion to set the awards, program guidelines generally expect the award to range between 0% to 200% of target, based on the Committee’s subjective evaluation of the Company’s performance relative to the established metrics noted above and of each executive’s individual performance and long-term potential, considering input from the CEO for each participant other than himself. The Committee has the discretion to approve partial payouts under PSP during a performance period. In February 2004, the Committee approved a partial payout under PSP I at the end of the first year of the performance period. Restrictions for the restricted stock or restricted stock units issued under PSP do not lapse until retirement, except in cases of change in control, death, disability, layoff, or other Committee approval.

Stock Option Program

The ConocoPhillips Stock Option and Stock Appreciation Rights Program (Stock Option Program) is designed to maximize medium- and long-term shareholder value. It is the practice under this program to set option exercise prices at not less than 100% of the fair market value of the Company’s stock at the time of the grant. Thus, the value of the shareholders’ investment in the Company must appreciate before an optionee receives any financial benefit from the option. Options are generally granted for a term of ten years.

A guideline value for options as a percent of salary is established for each salary grade level of management, based on a competitive analysis of long-term compensation opportunities for persons holding comparable positions in the peer group companies. Each executive’s individual award is subject to adjustment up or down from the target based on a subjective evaluation of the individual’s long-term potential and performance, considering input from the CEO for each participant other than himself, with program guidelines generally confining the adjustments up to a positive or negative 30%. In appropriate circumstances, the award may be withheld entirely.

In determining the number of shares to be subject to these option grants, the Committee used a Black-Scholes-based methodology to value the options.

Other Compensation

Additional Awards

The Committee may grant additional short-, medium- or long-term awards to recognize increased responsibilities or special contributions, to attract new hires to the Company, to retain executives, or to recognize certain other special circumstances. With regard to 2005, there were no additional awards to the CEO or any of the Named Executive Officers. However, in May 2005, certain special incentives granted to three persons in 2000 by the Phillips Compensation Committee reached the end of the performance periods set in those grants. The persons to whom the grants were made include the CEO and two Named Executive Officers. The grants were made in special recognition of the efforts and leadership that resulted in the successful conclusion of three projects in 2000, the Duke Energy Field Services joint venture, the Chevron Phillips Chemical Company joint venture, and the acquisition of ARCO’s Alaskan businesses. There were two parts to the special incentives that were payable in May 2005, provided certain conditions were met. For the first part, restricted stock units previously granted vested and would be issued as unrestricted stock if the executive remained employed by the Company until May 8, 2005, among other conditions. The executives to whom the grants were made were able to make a prior election to receive one-half of the value in cash or to continue to hold the entire award as restricted stock units, the restrictions on which lapse at severance from employment due to retirement, death, disability, or after a change in control. The second part of these incentive awards was payable only in the event that the stock price had risen to certain levels by May 6, 2005, and the executive remained employed by the Company on May 8, 2005. If those conditions were met, these incentives were payable in May 2005 in cash, by credit to deferred compensation accounts, in unrestricted stock, or in restricted stock units, at the election of the executives to whom the grants had been made. The conditions were met (in fact, the stock price exceeded the highest level of the conditions), so the payments were made. This part of the incentive payment is shown for 2005 in the “Bonus” column of the “Summary Compensation Table” on page 26. The value on May 8, 2005, of these incentive payments is also, by the terms of the initial award made in 2000, includable as compensation in determining pension payments under the Key Employee Supplemental Retirement Plan, as discussed under “Retirement Plans” on page 31 and shown in the “Pension Plan Table” on page 32.

Other Programs

The Company provides its executives and other employees with health and welfare benefit plans, including medical, dental, and life insurance; with pension and compensation deferral programs; and with perquisites and other benefits that are competitive with market practices.

The Company maintains two plans to deal with severance of executives in certain circumstances. The Executive Severance Plan provides benefits to executives in salary grades corresponding to vice president (or equivalent) and higher in the event that the Company discharges the executive without cause. Severance amounts are equal to one-and-one-half- to two-year’s salary and bonus and certain welfare benefits. Executives in salary grades corresponding to senior vice president (or equivalent) and above receive the higher amounts. Fewer than 50 executives are covered by this plan, with 23 of those in the higher group. This plan was adopted to provide the Company with flexibility to make personnel changes at the executive level when executives impacted by such changes would not be entitled to the layoff benefits provided in the broad-based severance plan for employees. The Company also adopted the Change in Control Severance Plan to provide similar benefits in the event of a discharge of covered executives after a change in control of the Company. The Change in Control Severance Plan provides benefits to executives in salary grades corresponding to vice president (or equivalent) and higher in the event that the Company discharges the executive without cause following a change in control. Severance amounts are equal to two- to three-year’s salary and bonus and certain welfare benefits, with executives in salary grades corresponding to senior vice president (or equivalent) and above receiving the higher amounts. The use and structure of both of these plans is competitive within the industry. Both of these plans are more fully described later in the proxy statement, in the discussion of “Severance Arrangements” beginning on page 34.

Compensation Decisions Made by the Committee

In general, actions taken by the Committee in February 2006 included:

•	Determination of base salary adjustments for senior officers;

•	Determination of payout levels for the Variable Cash Incentive Program associated with 2005 performance;

•	Determination of payout levels for Performance Share Program I associated with the 2003 through 2005 performance period, taking into account the partial payout made in February 2004;

•	Determination of 2006 target compensation levels for all compensation programs (target levels for Performance Period IV 2006 – 2008 of the Performance Share Program were set earlier at the December 2005 meeting of the Committee); and

•	The grant of stock options related to 2006 target compensation.

Variable Cash Incentive Program

Based on the VCIP performance factors, the Committee determined that corporate level performance criteria for 2005 were met at 196.7% of target. With regard to business unit performance, awards varied based upon different criteria applicable to each unit. Granting equal weight to corporate level performance measures and business unit performance measures yielded an average award under VCIP of 138% of target for 2005. In addition, adjustments were made to recognize individual performance. All awards were paid in cash, although executives had the opportunity to defer the payout to a deferred compensation account with market-based investment options.

In February 2006, for 2005 performance under VCIP, the Committee approved a total of $19,784,555 awarded to 26 executives with annual base salaries of more than $310,000.

Performance Share Program

In February 2006, the Committee determined the actual awards for PSP I, covering the performance period from January 1, 2003, through December 31, 2005 (considered by the Committee as part of 2003 targeted compensation). For the performance measure of total shareholder return relative to the peer group, ConocoPhillips was first in the peer group with a total return (including reinvested dividends) of 37.2%. This return was compared with an average for the peer group (excluding the Company) of 20.8%. For the performance measure of improvement in adjusted return on capital employed relative to the peer group, the Company achieved an improvement of 17.7%. Compared with improvement in adjusted return on capital employed within the peer group, ConocoPhillips was first in the peer group, which had an average improvement (excluding the Company) of 6.9%. Based on the combined performance for these two performance measures, the Committee granted awards totaling 200% of the target set at the beginning of the performance period for PSP I (adjusted for the partial payout for PSP I made in February 2004 and shown for 2003 in the “Long-Term Incentive Payout” column of the “Summary Compensation Table” on page 26, but determined without regard to any adjustments for individual performance). At the discretion of the Committee, individual adjustments were made for certain of the executives participating in the PSP, and when these adjustments were positive, the total awards under PSP I can exceed 200% of the initial target. Values for the final award for PSP I are shown for 2005 in the “Long-Term Incentive Payout” column of the “Summary Compensation Table” on page 26.

Stock Option Program

In February 2006, the Committee granted stock options to eligible employees under the Stock Option Program. Of those options, 586,800 were granted to the Named Executive Officers (identified in the “Summary Compensation Table”). In the prior year, as shown in the tables beginning on page 26, 856,800 options had been granted to the then Named Executive Officers (not including the retired Chairman or Messrs. Gates or Frederickson).

Chief Executive Officer Compensation

Mr. Mulva continues to serve as President and Chief Executive Officer (CEO) of ConocoPhillips, positions he has held since the merger in 2002, and also as the Chairman of the Board of Directors since October 1, 2004. Since becoming Chairman, Mr. Mulva has served, and continues to serve, as an at-will employee without a written employment agreement. Although the Company had an outstanding year and its financial performance and progress in meeting business objectives would support an increase in base pay, the Committee and Mr. Mulva jointly agreed to continue his base salary at $1,500,000, in order to increase the focus on incentive pay. In order to keep Mr. Mulva’s total target compensation at a competitive level while holding his base salary level, the Committee may increase performance-related “at-risk” elements of his compensation by adjusting targets and actual grants to take into account that Mr. Mulva has had no salary increase during this period of excellent company performance.

Under VCIP, Mr. Mulva received an annual incentive award of $4,800,276 in February 2006.

In February 2004, Mr. Mulva received 49,752 shares of restricted stock as a result of the partial payout under PSP I at the end of the first year of the performance period. As part of the individual adjustments made under PSP I, Mr. Mulva received a further 30% to reflect his leadership and contribution to the strategic transformation of the Company that occurred during the three-year period. In February 2006, Mr. Mulva was awarded 381,442 restricted stock units for the final award for PSP I (excluding the restricted stock partial payout made in February 2004 described above). Values for the final award for

PSP I are shown for 2005 in the “Long-Term Incentive Payout” column of the “Summary Compensation Table” on page 26. These values reflect the fact that targets are converted from dollar values to share values at the beginning of each performance period, so that the compensation of the CEO under this program is immediately tied to the performance of the stock of the Company. Therefore, the value shown in the table reflects share price appreciation to $59.08 on the date of grant from $24.20 at the beginning of the performance period.

Under the Stock Option Program, 268,800 options were granted to Mr. Mulva in February 2006. In the prior year, as shown in the tables beginning on page 26, 392,800 options had been granted to Mr. Mulva.

With regard to 2005, there were no additional awards to the CEO. However, in May 2005, a special incentive granted to Mr. Mulva in 2000 by the Phillips Compensation Committee reached the end of the performance period set in the grant. The general nature of the special incentive was discussed above in the section of this Report entitled Additional Awards. For Mr. Mulva, the incentive consisted of two separate parts:

•	For the first part, restricted stock units previously granted vested and were available to be issued as unrestricted stock since Mr. Mulva remained employed by the Company until May 8, 2005. Mr. Mulva was able to make a prior election to receive one-half of the value in cash or to continue to hold the entire award as restricted stock units, the restrictions on which lapse at severance from employment due to retirement, death, disability, or after a change in control. Mr. Mulva had a grant of 80,860 restricted stock units that he elected to continue to hold as restricted stock units.

•	The second part of the incentive was payable only in the event that the stock price had risen to certain levels by May 6, 2005, and that Mr. Mulva remained employed by the Company on May 8, 2005. If those conditions were met, these incentives were payable in May 2005 in cash, by credit to deferred compensation accounts, in unrestricted stock, or in restricted stock units, at the election of the CEO. Mr. Mulva elected to receive this special incentive payment in the form of restricted stock units, the restrictions on which lapse at his severance from employment due to retirement, death, disability, or after a change in control. The potential amount of the incentive payout to Mr. Mulva varied from $0 to $2,000,000, based upon whether, and by how much, the price of the Company’s stock had risen since the grant, with the maximum incentive payable if the stock price exceeded $49.75 on May 6, 2005. On that date, the Company’s stock price was $52.91 (using the average of the high and low prices on the New York Stock Exchange). Therefore, Mr. Mulva received 37,800 restricted stock units effective May 8, 2005, being the number of whole shares obtained for $2,000,000 valued at the $52.91 share price. This part of the incentive payment is shown for 2005 in the “Bonus” column of the “Summary Compensation Table” on page 26.

The value on May 8, 2005, of these incentive payments is also, by the terms of the initial award made in 2000, includable as compensation in determining pension payments under the Key Employee Supplemental Retirement Plan, as discussed under “Retirement Plans” on page 31 and shown in the “Pension Plan Table” on page 32.

The Committee has determined that the total compensation for the CEO in 2005 is appropriate in light of the outstanding performance of the Company and Mr. Mulva.

Equity Compensation Effects

In accordance with ongoing trends and best practices, the Compensation Committee (and its heritage company predecessors) has emphasized that a significant proportion of compensation be in the form of equity-based awards, including stock, restricted stock, restricted stock units, stock options, and stock appreciation rights. Also in accordance with these trends and practices, we have changed the ratio of options and restricted stock/units in 2004 and 2005 so that more of the value of the awards is in the form of restricted stock/units that are performance-based. Furthermore, the long-term incentive program awards have much longer restriction periods than the typical industry practice, with awards made with restrictions that do not lapse until separation from service with the Company. In addition, for years prior to 2005, the Company also had plans, programs, and arrangements that allowed the conversion of cash awards into restricted stock or restricted stock units and allowed the further deferral of lapsing of restrictions on restricted stock or restricted stock units. Certain past arrangements, discontinued in 2005 due to changes in the tax laws in the United States, allowed the settlement of option exercises in restricted stock. The cumulative effect of all of these is to encourage the executives to hold large amounts of equity-based awards for long periods, typically until retirement.

We believe that the executives should have their long-term economic interests linked with the long-term economic interests of shareholders, with a large proportion of executive compensation based on the stock of the Company. Each year, tables in the proxy statement include all long-term incentive awards granted to the executives in the past year. In addition, when the restrictions remain until the executive leaves the Company, equity-based awards earned in prior years continue to appear in tables in the proxy statement.

The effect of using equity-based compensation that is held for long periods of time in a company whose value increases during that time can be seen throughout this proxy statement. When a company has had the superior performance and results that ConocoPhillips has recently achieved (the stock price has more than doubled during the performance period from January 2003 to December 2005), the equity-based compensation values reflect that share price performance.

Internal Revenue Code Section 162(m)

The Committee has taken action, where possible and considered appropriate, to preserve the deductibility of compensation paid to the Company’s executives. However, the Committee has also awarded compensation that might not be fully tax deductible when such grants were nonetheless in the best interests of the Company and its shareholders.

ConocoPhillips generally will be entitled to take tax deductions relating to compensation that is performance-based, which may include cash incentives, stock options, restricted stock, restricted stock units, and other performance-based awards.

The Committee will continue to review ConocoPhillips’ executive compensation practices to determine if elements of executive compensation qualify as “performance-based compensation” under the Internal Revenue Code and will seek to preserve tax deductions for executive compensation to the extent consistent with the Committee’s determination of compensation arrangements necessary and appropriate to foster achievement of ConocoPhillips’ business goals.

Stock Ownership Guidelines

The Committee encourages executive ownership of ConocoPhillips stock, and has established target stock ownership levels for senior executives calculated as a multiple of annual base salary. The CEO is to hold six times his annual salary, while Executive Vice Presidents and Senior Vice Presidents have guidelines ranging from five to three times annual salary. The guidelines call for senior executives to meet the targeted stock ownership levels within a limited period of time after becoming subject to this policy (five years with regard to newly hired or promoted individuals). All of the Named Executive Officers have already attained the targeted levels, and we anticipate that all senior executives will meet the targeted levels in accordance with the policy.

THE CONOCOPHILLIPS COMPENSATION

COMMITTEE

Norman R. Augustine, Chairman

Ruth R. Harkin

General Charles C. Krulak

Harold W. McGraw III

William R. Rhodes

Stock Performance Graph

This graph shows ConocoPhillips’ cumulative total shareholder return over the five-year period from December 31, 2000, to December 31, 2005. The graph reflects total shareholder return for Phillips from December 31, 2000, to August 30, 2002, and for ConocoPhillips from September 3, 2002, to December 31, 2005. August 30, 2002, was the last day of trading on the NYSE for Phillips stock, and September 3, 2002, was the first day of trading on the NYSE for ConocoPhillips stock. The graph also shows the cumulative total returns for the same five-year period of the S&P 500 Index and our peer group of companies consisting of BP, Chevron, ExxonMobil, Royal Dutch Shell, and Total. The comparison assumes $100 was invested on December 31, 2000, in Phillips stock (which was converted on a one-for-one basis into ConocoPhillips stock on August 30, 2002), in the S&P 500 Index and in ConocoPhillips’ peer group and assumes that all of the dividends were reinvested.

Five-Year Cumulative Total Stockholder Returns

Five Years Ended December 31, 2005

	December 31
	Initial	2001	2002	2003	2004	2005
ConocoPhillips	$100.0	$108.5	$89.6	$125.0	$169.4	$231.5
Peer Group	$100.0	$93.4	$84.8	$106.3	$130.2	$147.0
S&P 500	$100.0	$88.1	$68.6	$88.3	$97.9	$102.8

Executive Compensation

Compensation Tables

SUMMARY COMPENSATION TABLE

The following table provides information concerning total compensation paid to the Chief Executive Officer and certain other officers of ConocoPhillips. In addition to the five named executive officers listed for SEC purposes (the “Named Executive Officers”), the Company has elected to provide information for two additional individuals (Mr. Gates and Mr. Frederickson) who are part of the Company’s senior executive team (together with the “Named Executive Officers,” the “Listed Executive Officers”). As set forth in the footnotes, the data presented in this table and the tables that follow include amounts paid to the Listed Executive Officers in 2005, 2004, and 2003 by ConocoPhillips or any of its subsidiaries. Information about stock and stock-based awards has been adjusted in the tables below to reflect the 2-for-1 split of the Company’s common stock that was effective on June 1, 2005.

Long-Term Compensation
		Annual Compensation			Awards		Payout
Name and Principal Position	Year	Salary ($)	Bonus ($)(3)	Other Annual Compensation ($)(4)	Restricted Stock Awards ($)(5)	Shares Underlying Options Granted (#)(6)	Long-Term Incentive Payout ($)(7)	All Other Compensation ($)(8)
J. J. Mulva Chairman, CEO & President (1)	2005 2004 2003	$1,500,000 1,500,000 1,479,167	$6,800,274 4,100,000 3,500,000	$112,355 133,753 161,504	— — —	392,800 745,200 606,000	$22,533,686 — 1,632,363	$155,305 128,641 126,749

J. A. Carrig Executive Vice President, Finance and CFO	2005 2004 2003	651,000 606,000 575,833	2,176,761 1,123,983 982,153	3,099 3,232 987	— — —	104,600 126,200 122,200	3,596,486 — 299,621	67,433 51,952 47,554

J. E. Lowe Executive Vice President, Strategy Planning and Corporate Affairs	2005 2004 2003	538,333 496,000 471,667	1,925,174 962,734 759,164	1,121 1,132 923	— — —	70,200 97,800 98,000	3,079,343 — 253,753	55,766 42,535 38,559

J. W. Nokes Executive Vice President, Refining, Marketing, Supply and Transportation	2005 2004 2003	846,500 812,500 775,000	1,500,980 1,576,775 1,289,321	11,417 13,980 13,128	— — —	144,600 214,140 251,600	6,285,580 — 523,648	87,664 69,678 65,090

W.B. Berry Executive Vice President, Exploration and Production	2005 2004 2003	709,167 630,000 540,000	1,136,397 1,366,420 1,051,383	7,737 96,855 2,548	— — —	144,600 193,900 151,800	3,952,472 — 387,355	73,483 220,808 230,440

P. L. Frederickson Executive Vice President, Commercial	2005 2004 2003	537,000 488,000 465,000	872,222 830,381 745,584	3,517 662 2,240	— — —	72,587 101,494 144,308	2,926,516 — 253,753	55,633 41,850 37,812

S. F. Gates Senior Vice President and General Counsel (2)	2005 2004 2003	564,167 545,833 350,000	790,888 898,531 479,750	6,159 5,687 —	— — —	73,800 99,000 109,400	2,468,508 — 241,941	58,423 45,716 25,543

(1)	Mr. Mulva was named Chairman of the Board effective October 1, 2004.

(2)	Mr. Gates was hired effective May 1, 2003.

(3)	Included in the 2005 bonus amount is the bonus paid in February 2006 under the Company’s Variable Cash Incentive Program for performance in 2005. With regard to Messrs. Mulva, Carrig, and Lowe, also included is an amount in respect of an incentive award granted in 2000, the conditions of which were met on May 8, 2005 due to the increase in price of the Company’s common stock since the grant. Each executive had the right to elect to receive the award in cash, by payment to a deferred account, in stock, or in restricted stock units. Mr. Mulva elected to receive restricted stock units, which had a fair market value on the date awarded (May 8, 2005) of $1,999,998. Mr. Carrig elected to defer the payment of $1,000,000. Mr. Lowe elected to receive cash in the amount of $1,000,000.

(4)	As permitted by the rules of the SEC, this column excludes perquisites and other personal benefits for the Listed Executive Officer if the total aggregate cost in a given year did not exceed the lesser of $50,000 or 10% of such officer’s combined salary and bonus for that year. Accordingly, for Messrs. Carrig, Lowe, Nokes, Berry, Frederickson and Gates, the amounts shown exclude such perquisites and only represent reimbursements for the payment of certain taxes. Other Annual Compensation for Mr. Mulva consists of the following perquisites and reimbursements for payment of taxes:

Name	Year	Personal Use of Company Aircraft (a) ($)	Automobile Provided by Company (b) ($)	Home Security (c) ($)	Financial Planning ($)	Club Dues ($)	Executive Group Life Insurance Premiums ($)	Tax Reimbursement Gross-Up ($)
Mr. Mulva	2005 2004 2003	$38,488 15,725 60,189	23,550 23,464 19,251	$3,465 6,178 229	$20,000 17,878 14,165	— — —	$7,740 13,321 30,573	$19,112 57,187 37,097

(a)	The Board of Directors has adopted guidelines for personal use of Company aircraft by the CEO that direct Mr. Mulva to use commercial aircraft at his own expense when the Company’s Manager of Global Security determines that such use will be of sufficiently low security risk. Otherwise, the Comprehensive Security Program of the Company requires that Mr. Mulva fly on Company aircraft. Numbers above represent the approximate aggregate incremental cost to ConocoPhillips for personal use of the aircraft, including travel for any family member or guest.

(b)	The value shown in the table represents the incremental cost to the Company of providing and maintaining an automobile, excluding Company security personnel. Other executives and employees of the Company may also be required to use Company-provided transportation and security personnel, especially when traveling or living outside of the United States, in accordance with risk assessments made by the Company’s Manager of Global Security.

(c)	The use of a home security system is required as part of ConocoPhillips’ Comprehensive Security Program for Mr. Mulva, as well as certain other executives and employees, based upon a determination of risk factors by the Company’s Manager of Global Security. Numbers above represent the approximate incremental cost to ConocoPhillips for the installation and maintenance of the home security system with features required by the Company in excess of the cost of a “standard” system typical for homes in the neighborhood where Mr. Mulva’s home is located. Mr. Mulva pays the cost of the “standard” system himself.

(5)	No restricted stock awards were made to the Listed Executive Officers in 2005, 2004, or 2003, except as a long-term incentive award under the Company’s Performance Share Program (shown in the column labeled “Long-Term Incentive Payout”) or pursuant to elections made by a Listed Executive Officer to receive cash compensation in the form of restricted stock units. The following table shows all outstanding awards held as restricted stock or restricted stock units for the Listed Executive Officers. Dividend equivalents on restricted stock units held are paid in cash or credited to each officer’s account in the form of additional stock units. Phillips settled awards under its 1985 and 1987 annual incentive plans and under all long-term incentive plans since 1986 by issuing shares of restricted stock that are not transferable before death, disability, layoff, or retirement, unless the Compensation Committee of the Board of Directors removes the restrictions or upon a change of control. All restricted stock held by Mr. Mulva was converted to restricted stock units prior to the completion of the merger, with the original restrictions still in place. In addition to compensatory grants of restricted stock units in connection with special awards, the table below includes the following receipts and payouts accumulated over many years: long-term incentive payouts (including those described in footnote 7); receipt of restricted stock upon exercise of stock options (which practice was discontinued at the end of 2004); and receipt of restricted stock units upon election to receive cash compensation as restricted stock units. In the case of Mr. Mulva, it has been his practice to maximize his holdings of Company stock through reinvestment of dividends and receipt of stock option exercise gains in restricted stock (the Compensation Committee of the Board of Directors discontinued this practice at the end of 2004) and, where eligible, Mr. Mulva has elected to receive cash awards as restricted equity awards. The total number of restricted stock units or restricted stock held by the Listed Executive Officers and their market value based on the December 30, 2005, NYSE closing price of $58.18 was as follows:

	Restricted Shares/Units (#)	Value on December 30, 2005* ($)
Mr. Mulva	1,749,599	$101,791,684
Mr. Carrig	215,606	12,543,957
Mr. Lowe	137,216	7,983,227
Mr. Nokes	51,343	2,987,118
Mr. Berry	66,918	3,893,289
Mr. Frederickson	28,966	1,685,242
Mr. Gates	7,374	429,019

*	Value includes appreciation in the awards due to share price increase, and in certain cases, dividend or dividend equivalent reinvestment.

(6)	2005 amounts include further options under former Conoco programs, which were granted when a previously granted option was exercised and resulted in new options to purchase 3,587 shares of common stock for Mr. Frederickson. 2004 amounts include further options to purchase 20,540 shares of common stock for Mr. Nokes and 5,294 shares of common stock for Mr. Frederickson. 2003 amounts include further options to purchase 3,708 shares of common stock for Mr. Frederickson. In all cases, the further options expire on the same date as the original options, and are vested with an exercise price equal to the price of the stock at the time of the exercise of the option.

(7)	On February 10, 2006, the Compensation Committee approved a payout of 200% of target awards based on Company performance for Performance Period I for the period of January 2003 through December 2005. Awards, including any individual adjustments, were settled in restricted stock units and were valued as the average of the high and low stock prices on February 10, 2006 ($59.08). On February 8, 2004, the Compensation Committee approved an early partial payout of 30% of target awards for Performance Period I for the period of January 2003 through December 2005. Awards were settled in restricted stock and were valued as the average of the high and low stock prices on February 6, 2004 ($32.81). This restricted stock is included in note 5.

(8)	All other compensation for 2005 consists of the following:

Name	Matching Contributions (under the tax-qualified ConocoPhillips Savings Plan) ($)	Company Contributions (under the non-qualified Defined Contribution Make-Up Plan) ($)
Mr. Mulva	$20,970	$134,335
Mr. Carrig	20,970	46,463
Mr. Lowe	20,970	34,796
Mr. Nokes	20,970	66,694
Mr. Berry	20,970	52,513
Mr. Frederickson	20,970	34,663
Mr. Gates	20,970	37,453

OPTION GRANTS IN LAST FISCAL YEAR

Name	Number of Shares Underlying Options Granted		Percent of Total Options Granted to Employees in 2005		Exercise Price ($/share) (3)	Expiration Date	Grant Date Present Value ($) (4)
J. J. Mulva	392,800	(1)	15.30%		$47.8300	2/4/2015	$4,898,216
J. A. Carrig	104,600	(1)	4.07%		47.8300	2/4/2015	1,304,362
J. E. Lowe	70,200	(1)	2.73%		47.8300	2/4/2015	875,394
J.W. Nokes	144,600	(1)	5.63%		47.8300	2/4/2015	1,803,162
W. B. Berry	144,600	(1)	5.63%		47.8300	2/4/2015	1,803,162
P. L. Frederickson	69,000 2,098 1,489	(1) (2) (2)	2.69 0.08 0.06	% % %	47.8300 47.6600 67.1200	2/4/2015 1/28/2007 2/3/2008	860,430 12,483 16,111
S. F. Gates	73,800	(1)	2.88%		47.8300	2/4/2015	920,286

(1)	These stock options have a term of 10 years and become exercisable in three equal annual installments beginning on February 4, 2006. These options are forfeited in the event employment is terminated other than due to retirement, disability, layoff, or death. Reload rights are not attached to these options. In the event of a change in control of ConocoPhillips during the executive’s employment, all options will immediately vest and be fully exercisable.

(2)	These options were issued as a result of a right to receive further options when options are exercised using shares already held by the grantee. The further options expire on the same date as the original options, have an exercise price equal to the price of the stock at the time of exercise of the original options, and are vested. These rights were granted, in certain instances, under a former Conoco program.

(3)	The exercise price is the average of the high and low prices of ConocoPhillips common stock, as reported on the NYSE, on the date of the grant (or on the last preceding date for which there was a reported sale, in the absence of any reported sales on the grant date); therefore, on the grant date, the option has no immediately recognizable value and any potential payout reflects an increase in share price since the grant date.

(4)	Grant date present value is estimated using the Black-Scholes option pricing model. The estimated values shown for all options other than those described in footnote (2) are based on the following input assumptions: risk-free interest rate of 4.17%; dividend yield of 2.5%; volatility factor of the expected market price of our common stock of 22.5%; and full term of the options of 10.0 years. For options described in footnote (2), the same assumptions were used except the life expectancy was the remaining life of the option (2.25 years and a risk-free interest rate of 4.45% for the grant of 1,489 options and 1.98 years and a risk-free interest rate of 3.33% for the grant of 2,098 options to Mr. Frederickson). No adjustments have been made for non-transferability or risk of forfeiture. Actual values depend on market prices from time to time during the period of exercisability.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND YEAR-END OPTION VALUES

Name	Number of Securities Underlying Options/SARS Exercised	Value Realized ($)	Number of Shares Underlying Unexercised Options at December 30, 2005		Value of Unexercised In-the-Money Options at December 30, 2005($) (1)
			Exercisable	Unexercisable	Exercisable (2)	Unexercisable (2)
J. J. Mulva	5,754	$235,224	5,439,042	1,091,600	$165,150,027	$23,498,916
J. A. Carrig	30,632	1,038,843	316,439	229,467	9,913,101	4,594,281
J. E. Lowe	85,732	2,479,539	151,840	168,068	4,902,771	3,485,199
J.W. Nokes	106,526	3,457,123	1,158,698	357,534	35,870,359	7,606,591
W. B. Berry	11,942	514,124	261,156	324,266	8,136,977	6,481,800
P. L. Frederickson	42,826	1,446,817	424,703	181,490	12,955,158	3,925,811
S. F. Gates	—	—	105,932	176,268	3,246,519	3,642,970

(1)	Represents the closing price of ConocoPhillips common stock on December 30, 2005, of $58.18, less the exercise price for all outstanding exercisable and unexercisable options for which the exercise price is less than that closing price. Exercisable options have been held at least one year from the date of grant and/or have met any other requirements for vesting and exercisability, such as stock price hurdles. Unexercisable options have not met the applicable vesting schedules or exercisability requirements.

(2)	The grants represent the accumulation of grants dating back to 1997, and approximately 26% of the exercisable grants have been granted post merger. A substantial portion of in-the-money value is attributable to ConocoPhillips’ cumulative total share price increase since the merger on August 30, 2002 when the closing price of ConocoPhillips stock was $26.29. See “Stock Performance Graph” on page 25 of this proxy statement.

LONG-TERM INCENTIVE PLANS—AWARDS IN LAST FISCAL YEAR

The following table shows target awards made under the Performance Share Program established under the 2004 Omnibus Stock and Performance Incentive Plan during 2005 for the Listed Executive Officers.

		Performance or Other Period Until Maturation or Payout	Estimated Future Payouts Under Non-Stock Price Based Plans
Name	Number of Shares		Number of Shares (1)
			Threshold	Target	Maximum
J. J. Mulva	114,398	2005-2007	0	114,398	228,796
J. A. Carrig	26,476	2005-2007	0	26,476	52,952
J. E. Lowe	20,428	2005-2007	0	20,428	40,856
J. W. Nokes	42,080	2005-2007	0	42,080	84,160
W. B. Berry	32,368	2005-2007	0	32,368	64,736
P. L. Frederickson	20,100	2005-2007	0	20,100	40,200
S. F. Gates	21,448	2005-2007	0	21,448	42,896

(1)	Threshold and maximum are based on the program provisions. Actual awards earned can range from 0% to 200% of the target awards. The Compensation Committee retains the authority to make awards under the program at its discretion, including the discretion to make awards greater than the maximum payout.

Retirement Plans

Heritage Conoco Employees

Retirement benefits for former Conoco employees are provided under the ConocoPhillips Retirement Plan, Title IV — Retirement Plan of Conoco, and are based on an employee’s years of service and average monthly pay during the employee’s three highest paid years. “Average monthly pay” for this purpose includes regular compensation and 100% of annual variable compensation payments, but excludes other bonuses and compensation in excess of limits imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Code limits the amount of annual benefits which may be payable from the pension trust. Retirement benefits in excess of these compensation and benefit limitations are paid from ConocoPhillips’ general revenues under a separate, non-funded pension restoration plan. Normal retirement age is 65, but a participant may retire as early as age 50 and receive a reduced benefit. The Listed Executive Officers subject to the heritage Conoco plan are Messrs. Nokes and Frederickson.

Heritage Phillips Employees

Retirement benefits for former Phillips employees are provided under the ConocoPhillips Retirement Plan, Title I — Phillips Retirement Income Plan. Benefits are computed according to several formulas. Officers, including executive officers, generally receive benefits under a final average earnings formula. Benefits are based on years of service and the average of a participant’s highest three consecutive calendar years’ salary and awards paid under the Variable Compensation Incentive Plan in the ten years preceding retirement. Normal retirement age is 65, but a participant may retire as early as age 55 and receive a reduced benefit. The Listed Executive Officers subject to the heritage Phillips plan are Messrs. Mulva, Carrig, Lowe and Berry.

The ConocoPhillips Retirement Plan, Title I — Phillips Retirement Income Plan does not provide benefits above a maximum amount or include in benefit computations compensation in excess of limits imposed by the Code, Variable Compensation Incentive Plan Awards that are deferred, or salary that is voluntarily reduced under the company’s deferral program. Under a separate, non-funded restoration plan, the Company makes supplemental payments, using (a) compensation that is not eligible due to Code maximums and deferrals, (b) the highest three of the last ten years Variable Compensation Incentive Plan Awards without the requirement that they be consecutive and (c) for Messrs. Mulva, Carrig and Lowe, the value of the special recognition awards in 2000, the value of the special restricted stock unit awards granted in 2000 when the restrictions were subject to lapse in 2005, and the value of the special performance incentive award granted in 2005 when the performance was determined and paid (or deferred) in 2005.

ConocoPhillips Employees

Retirement benefits for ConocoPhillips employees hired on or after January 1, 2002 are provided under the ConocoPhillips Retirement Plan, Title II — ConocoPhillips Cash Balance Account. Benefits are based on monthly pay and interest credits to a cash balance account created on the first day of the month after a participant’s hire date. Pay credits are equal to a percentage of total salary and Variable Compensation Incentive Plan Awards. Participants whose combined years of age and service total less than 44 receive a 6% pay credit, those with 44 through 65 receive a 7% pay credit, and those with 66 or more receive a 9% pay credit. Normal retirement age is 65, but participants may receive their vested benefit upon termination of employment at any age. The Listed Executive Officer participating in the ConocoPhillips Retirement Plan, Title II — ConocoPhillips Cash Balance Account is Mr. Gates.

The ConocoPhillips Retirement Plan, Title II — ConocoPhillips Cash Balance Account does not provide benefits above a maximum amount or include in benefit computations compensation in excess of limits imposed by the Code, Variable Compensation Incentive Plan Awards that are deferred, or salary that is voluntarily reduced under the company’s deferral program. Under a separate, non-funded restoration plan, the Company makes supplemental payments, using compensation that is not eligible due to Internal Revenue Code maximums and deferrals.

PENSION PLAN TABLE

The Pension Plan Table below shows benefits payable under the ConocoPhillips Retirement Plan, Titles I — Retirement Income Plan and IV — Conoco Retirement Plan, and related non-qualified plans. Benefits are shown as the maximum estimated straight-life annual benefits payable at age 65 for the final average earnings indicated, prior to reductions required by the Company’s plans for Social Security benefits. The current years of service and applicable average considered compensation as of December 31, 2005, for the Listed Executive Officers for retirement benefit purposes are: Mr. Mulva, 34 years of service and $7.4 million of applicable average considered compensation; Mr. Carrig, 28 years and $2.5 million; Mr. Lowe, 25 years and $2.3 million; Mr. Nokes, 35 years and $2.0 million; Mr. Berry, 30 years and $1.5 million; and Mr. Frederickson, 27 years and $1.1 million.

	Years of Credited Service at Normal Retirement
Considered Compensation	20	25	30	35	40
$ 500,000	$160,000	$200,000	$240,000	$280,000	$320,000
$1,000,000	320,000	400,000	480,000	560,000	640,000
$1,500,000	480,000	600,000	720,000	840,000	960,000
$2,000,000	640,000	800,000	960,000	1,120,000	1,280,000
$2,500,000	800,000	1,000,000	1,200,000	1,400,000	1,600,000
$3,000,000	960,000	1,200,000	1,440,000	1,680,000	1,920,000
$3,500,000	1,120,000	1,400,000	1,680,000	1,960,000	2,240,000
$4,000,000	1,280,000	1,600,000	1,920,000	2,240,000	2,560,000
$4,500,000	1,440,000	1,800,000	2,160,000	2,520,000	2,880,000
$5,000,000	1,600,000	2,000,000	2,400,000	2,800,000	3,200,000
$5,500,000	1,760,000	2,200,000	2,640,000	3,080,000	3,520,000
$6,000,000	1,920,000	2,400,000	2,880,000	3,360,000	3,840,000
$6,500,000	2,080,000	2,600,000	3,120,000	3,640,000	4,160,000
$7,000,000	2,240,000	2,800,000	3,360,000	3,920,000	4,480,000
$7,500,000	2,400,000	3,000,000	3,600,000	4,200,000	4,800,000
$8,000,000	2,560,000	3,200,000	3,840,000	4,480,000	5,120,000
$8,500,000	2,720,000	3,400,000	4,080,000	4,760,000	5,440,000
$9,000,000	2,880,000	3,600,000	4,320,000	5,040,000	5,760,000

Mr. Gates participates in the ConocoPhillips Retirement Plan Title II — ConocoPhillips Cash Balance Account. As of December 31, 2005, the account balance for Mr. Gates was $207,072 under Title II and the related non-qualified plan. Mr. Gates has three years of service and is not yet vested in this benefit.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information about ConocoPhillips’ common stock that may be issued under all existing equity compensation plans as of December 31, 2005:

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(2)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance
Equity compensation plans approved by security holders(1)	4,222,793	(3)	$47.8300	65,766,396	(4)
Equity compensation plans not approved by security holders	—		—	—

Total	4,222,793		$47.8300	65,766,396

(1)	Includes awards issued from the 2004 Omnibus Stock and Performance Incentive Plan of ConocoPhillips, which was approved by shareholders on May 5, 2004.

(2)	Excludes (a) options to purchase 39,878,576 shares of ConocoPhillips common stock at a weighted average price of $26.39, (b) 4,384,726 restricted stock units, and (c) 134,679 shares underlying stock units, payable in common stock on a one-for-one basis, credited to stock unit accounts under our deferred compensation arrangements. These awards, which were excluded from the above table, were issued from the 1998 Stock and Performance Incentive Plan of ConocoPhillips, the 1998 Key Employee Stock Performance Plan of ConocoPhillips, the 2002 Omnibus Securities Plan of Phillips Petroleum Company, the Omnibus Securities Plan of Phillips Petroleum Company, the Phillips Petroleum Company Stock Plan for Non-Employee Directors, the Incentive Compensation Plan of Phillips Petroleum Company, and the 1998 and 2001 Global Performance Sharing Plans of Conoco Inc. Upon consummation of the merger, all outstanding options to purchase and restricted stock units payable in common stock of Conoco and Phillips were converted into options to purchase or rights to receive shares of ConocoPhillips common stock. No additional awards may be granted under the aforementioned plans.

(3)	Includes an aggregate of 32,114 restricted stock units issued in payment of dividend equivalents which were reinvested with regard to existing awards received annually, and 10,017 restricted stock units issued in payment of dividend equivalents with regard to fees that were deferred in the form of stock units under our deferred compensation arrangements for non-employee members of the Board of Directors of ConocoPhillips, or, assumed in connection with the merger for services performed as a non-employee member of the Board of Directors for either Conoco Inc. or Phillips Petroleum Company. Also includes 21,188 restricted stock units issued in payment of dividend equivalents reinvested with respect to certain special awards made to Messrs. Mulva and Nokes. Further includes 2,572 restricted stock units issued with respect to an option gain deferral election made by a retired Conoco executive pursuant to a heritage Conoco plan, assumed in connection with the merger. Dividend equivalents were credited under the 2004 Omnibus Stock and Performance Incentive Plan during the time period from May 5, 2004 to December 31, 2005. Also includes 37,800 restricted stock units issued in payment of a long-term incentive award for Mr. Mulva. In addition, 1,250,312 restricted stock units that are eligible for cash dividends were issued to U.S. and U.K. payrolled employees residing in the United States or the United Kingdom at the time of the grant; 387,390 restricted stock units that are not eligible for cash dividends due to legal restrictions were issued to non-U.S. or non-U.K. payrolled employees and U.S. or U.K. payrolled employees residing in countries other than the United States or United Kingdom at the time of the grant. Both awards vest over a period of five years, the restrictions lapse in three equal annual installments beginning on February 4, 2008. Further included are 2,481,400 non-qualified stock options with a term of 10 years and become exercisable in three equal annual installments beginning on February 4, 2006. The following table shows options issued to the Listed Executive Officers, the remaining 1,481,800 shares were issued to other employees in the company.

Name	Number of Shares Underlying Options Granted (#)	Exercise Price ($/share)
Mr. Mulva	392,800	$47.8300
Mr. Carrig	104,600	47.8300
Mr. Lowe	70,200	47.8300
Mr. Nokes	144,600	47.8300
Mr. Berry	144,600	47.8300
Mr. Frederickson	69,000	47.8300
Mr. Gates	73,800	47.8300

(4)	The securities remaining available for issuance may be issued in the form of stock options, stock appreciation rights, stock awards, stock units, and performance shares. Under the 2004 Omnibus Stock and Performance Incentive Plan, no more than 40,000,000 shares of common stock may be issued for incentive stock options (none have been) and no more than 40,000,000 shares of common stock may be issued with respect to stock awards (4,233,604 have been issued with 35,766,396 available for future issuance).

Employment Agreements

Do any of our executive officers have employment agreements?

Our Listed Executive Officers each serve without an employment agreement. Salary and other compensation for these officers is set by the Compensation Committee, as described in the Compensation Committee Report on Executive Compensation beginning on page 16 of this proxy statement. To the extent eligible, these officers may participate in the employee benefit plans and programs of the Company, in accordance with their terms.

Mr. Mulva’s Employment

Mr. Mulva serves as an employee, CEO, President, Chairman of the Board, and Chairman of the Executive Committee of the Board, all at the pleasure of the Board of Directors. Mr. Mulva’s continued membership on the Board of Directors is subject to periodic re-election by the Company’s shareholders. His compensation is determined by the Compensation Committee, as discussed in the Compensation Committee Report on Executive Compensation beginning on page 16. Mr. Mulva also participates, when eligible, in various benefit programs generally available to employees and executives of ConocoPhillips.

As an employee of the Company, Mr. Mulva is subject to the Comprehensive Security Program. This Program is intended to set forth policies and procedures to minimize the risk to employees, especially executives, arising from legitimate security concerns. Because of these concerns, Mr. Mulva usually travels on Company aircraft and in a Company automobile. However, for trips that are personal in nature, the Board has also given the CEO guidelines directing that the CEO should use commercial flights for travel that is purely personal in nature to destinations and on carriers that the CEO reasonably believes pose manageable security risk. Such commercial flight use is to be approved by the Company’s Manager of Global Security if he determines that such a trip will have sufficiently low security risk. Periodic reports are made to the Board of any personal use of Company aircraft by the CEO. During 2005, Mr. Mulva’s personal use of Company aircraft was the equivalent of 22.3 hours of flight time. Certain office and home security measures are also maintained. Other security measures may be taken from time to time as conditions warrant. Exceptions to these procedures must be approved by the Company’s Manager of Global Security. Other employees, including the Listed Executive Officers, are subject to the Program, although the security measures vary according to individual and time frame depending upon changing risk analyses. The Board periodically reviews the Program. It did so most recently in 2004, and implemented changes effective October 1, 2004. In the Summary Compensation Tables beginning on page 26, information is given as to the value of certain items under the Program furnished to the CEO and other Listed Executive Officers. The Company considers these items to be responsive to legitimate security concerns and not merely perquisites for these executives.

Severance Arrangements

What are the terms of any severance arrangements with our executive officers?

Severance arrangements for executive officers are provided under two severance plans of ConocoPhillips, one being the ConocoPhillips Executive Severance Plan, available to a limited number of senior executives; and the other being the ConocoPhillips Key Employee Change in Control Severance Plan, also available to a limited number of senior executives, but only upon a change in control. These arrangements are described below. In addition, at the time of his employment with ConocoPhillips, one executive officer, Mr. Gates, received a letter from the Company containing certain assurances. In the event the Company terminates Mr. Gates’ employment either without cause or by mutual agreement during the five-year period beginning with his employment on May 1, 2003, he will be permitted to retain any stock options granted during the period, any restricted stock granted under the Performance Share Program (PSP) will be forfeited but a value for the forfeited amounts will be credited to a deferred compensation account, and he will retain a prorated target award based upon the number of months employed during any PSP performance period, with payout at the end of the performance period based on business and individual performance considerations.

ConocoPhillips Executive Severance Plan

The ConocoPhillips Executive Severance Plan (CPESP) covers executives who are in salary grades generally corresponding to vice presidents and senior staff officers and higher. The CPESP provides that if the Company terminates the employment of a participant in the plan other than for cause, as defined in the plan, upon executing a general release of liability and, if requested by the Company, an agreement not to compete with the Company, the participant will be entitled to:

•	A lump-sum cash payment equal to one-and-a-half or two times the sum of the employee’s base salary and current target bonus;

•	A lump-sum cash payment equal to the present value of the increase in retirement benefits that would result from the crediting of an additional one-and-a-half or two years to the employee’s number of years of age and service under the applicable retirement plan;

•	A lump-sum cash payment equal to the tax-adjusted Company cost of certain welfare benefits for an additional one-and-a-half or two years;

•	A pro rata portion of the annual bonus for which the employee is eligible in the year of termination; and

•	Treatment as a layoff under the various compensation and equity programs of the Company.

The CPESP may be amended or terminated by the Company at any time. Amounts payable under the plan will be offset by any payments or benefits that are payable to the severed employee under any other plan, policy, or program of ConocoPhillips relating to severance, and amounts may also be reduced if the employee has willful and bad faith conduct demonstrably injurious to the Company, monetarily or otherwise.

ConocoPhillips Key Employee Change in Control Severance Plan

The ConocoPhillips Key Employee Change in Control Severance Plan (CICSP) covers executives who are in salary grades generally corresponding to vice presidents and senior staff officers and higher. The CICSP provides that if the employment of a participant in the plan is terminated by the Company within two years of a “change in control” of ConocoPhillips, other than for cause, or by the participant for good reason, as such terms are defined in the plan, upon executing a general release of liability, the participant will be entitled to:

•	A lump-sum cash payment equal to two or three times the sum of the employee’s base salary and the higher of current target bonus or previous two years’ average bonus;

•	A lump-sum cash payment equal to the present value of the increase in retirement benefits that would result from the crediting of an additional two or three years to the employee’s number of years of age and service under the applicable retirement plan;

•	A lump-sum cash payment equal to the tax-adjusted Company cost of certain welfare benefits for an additional two or three years;

•	A pro rata portion of the annual bonus for which the employee is eligible in the year of termination;

•	Vesting in all equity awards and lapsing of any restrictions, with continued ability to exercise stock options for their remaining terms; and

•	If necessary, a gross-up payment sufficient to compensate the participant for the amount of any excise tax imposed on payments made under the plan or otherwise pursuant to section 4999 of the Internal Revenue Code and for any taxes imposed on this additional payment, although if the applicable payments are not more than 110% of the “safe harbor” amount under section 280G of the Internal Revenue Code, the payments are “cut back” to the safe harbor amount rather than a gross-up payment being made.

After a change in control, the CICSP may not be amended or terminated if such amendment would be adverse to the interests of any eligible employee, without the employee’s written consent. Amounts payable under the plan will be offset by any payments or benefits that are payable to the severed employee under any other plan, policy, or program of ConocoPhillips relating to severance, and amounts may also be reduced if the employee has willful and bad faith conduct demonstrably injurious to the Company, monetarily or otherwise.

Stock Ownership

Holdings of Major Stockholders

The following table sets forth certain information regarding the beneficial ownership, as of February 14, 2006, of shares of ConocoPhillips common stock by each person or entity known to ConocoPhillips to be a beneficial owner of 5% or more of ConocoPhillips common stock.

MAJOR SHAREHOLDERS TABLE

	Common Stock
Name and Address	Number of Shares	Percent of Class
Barclays Global Investors, NA(1) 45 Fremont Street San Francisco, California 94105	74,433,588	5.4%

Vanguard Fiduciary Trust Company(2) 500 Admiral Nelson Blvd. Malvern, Pennsylvania 19355	114,684,867	8.3%

(1)	Based on a Schedule 13G filed with the SEC on January 26, 2006, by Barclays Global Investors, NA., on behalf of itself, Barclays Global Fund Advisors, Barclays Global Investors, LTD. and Barclays Global Investors Japan Trust and Banking Company Limited. The shares reported are held in trust accounts for the economic benefit of the beneficiaries of these accounts.

(2)	Based on a Schedule 13G filed with the SEC on February 14, 2006, by Vanguard Fiduciary Trust Company, in its capacity as trustee for ConocoPhillips’ Savings Plan, the Retirement Savings Plan of Phillips Petroleum Company, the Tosco Corporation Capital Accumulation Plan, and the ConocoPhillips Store Savings Plan (collectively, the “Plans”) and the ConocoPhillips’ Compensation and Benefits Trust (the “CBT”) with shared voting power. Vanguard and the Plans have disclaimed beneficial ownership of the shares held by Vanguard as trustee of the Plans and the CBT. Vanguard votes shares held by the Plans, which represent the allocated interests of participants, in the manner directed by individual participants. Participants in the Plans are appointed by ConocoPhillips as fiduciaries entitled to direct the trustee as to how to vote allocated shares which are not directed in these Plans and unallocated shares held by the ConocoPhillips Savings Plan. Such shares are allocated pro rata among participants accepting their fiduciary appointment and are voted by the trustee as directed by the participant fiduciaries. The trustee will vote other shares held by the Plans at its discretion only if required to do so by ERISA. Vanguard votes shares held by the CBT only in accordance with the pro rata directions of eligible domestic employees and the trustees of certain international stock plans of ConocoPhillips.

Securities Ownership of Officers and Directors

The following table sets forth the number of shares of our common stock beneficially owned as of March 1, 2006, by each ConocoPhillips Director, by each Listed Executive Officer and by all of our Directors and Executive Officers as a group. Together these individuals beneficially own less than one percent (1%) of our common stock. The table also includes information about stock options, restricted stock, and restricted and deferred stock units credited to the accounts of our Directors and Executive Officers under various compensation and benefit plans. For purposes of this table, shares are considered to be “beneficially” owned if the person, directly or indirectly, has sole or shared voting or investment power with respect to such shares. In addition, a person is deemed to beneficially own shares if that person has the right to acquire such shares within 60 days of March 1, 2006.

	Number of Shares or Units
Beneficial Owners	Common Stock		Restricted/Deferred Stock Units(1)	Options Exercisable Within 60 Days(2)
Richard H. Auchinleck	5,602		26,326	—
Norman R. Augustine	22,745		43,318	—
William B. Berry	122,060		97,294	424,490
John A. Carrig	202,732		205,636	434,107
James E. Copeland, Jr.	20,892		8,666	—
Kenneth M. Duberstein	12,728		21,830	4,014
Philip L. Frederickson	76,341	(3)	49,539	526,638
Stephen F. Gates	11,252		41,786	163,532
Ruth R. Harkin	10,173	(4)	12,788	11,780
Larry D. Horner	10,646		44,127	—
Charles C. Krulak	2,452		18,133	4,014
John E. Lowe	100,462		121,942	240,508
Harold W. McGraw	—		2,326	—
James J. Mulva	617,932		1,700,033	6,020,376
Jim W. Nokes	107,622		140,241	1,355,299
Harald J. Norvik	—		1,649	—
William K. Reilly	5,984		22,862	—
William R. Rhodes	49,413		12,522	11,780
J. Stapleton Roy	2,320		10,596	—
Victoria J. Tschinkel	17,154	(5)	37,674	—
Kathryn C. Turner	12,105		28,696	—
Directors and Executive Officers as a Group (22 Persons)(6)	1,445,823		2,706,365	9,359,473

(1)	Includes restricted or deferred stock units that may be voted or sold only upon passage of time.

(2)	Includes beneficial ownership of shares of common stock which may be acquired within 60 days of March 1, 2006, through stock options awarded under compensation plans.

(3)	Includes 558 shares of common stock owned by Mr. Frederickson’s children.

(4)	Includes 46 shares of common stock owned by Ms. Harkin’s daughter.

(5)	Includes 171 shares of common stock owned by the Erica Tschinkel Trust and 13,177 shares of common stock owned jointly with Ms. Tschinkel’s spouse.

(6)	In addition, on March 31, 2006, Messrs. Bobby S. Shackouls and William E. Wade, Jr. were elected directors upon the acquisition of Burlington Resources Inc. On the same date, Randy L. Limbacher was elected Executive Vice President, Exploration & Production — North and South America. As of March 31, 2006, each share of Burlington common stock was converted to 0.7214 shares of ConocoPhillips common stock and $46.50 in cash. Each outstanding option to purchase Burlington shares and each Burlington stock unit was multiplied by 1.44, the stock award exchange ratio pursuant to the terms of the Burlington acquisition. As a result, as of that date, Messrs. Shackouls, Wade and Limbacher beneficially owned the following number of (a) ConocoPhillips common stock: Mr. Shackouls, 85,598 shares; Mr. Wade, 1,875 shares and Mr. Limbacher, 59,323 shares; (b) beneficial ownership of shares of ConocoPhillips common stock which may be acquired within 60 days of March 31, 2006: Mr. Shackouls, 555, 380 shares; Mr. Wade, 37, 505 shares and Mr. Limbacher, 50, 488 shares; and (c) ConocoPhillips stock units received as a result of grants under the Burlington Phantom Stock Plan for Non-Employee Directors and several Burlington deferred compensation plans: Mr. Shackouls, 0 shares; Mr. Wade, 17,209 shares and Mr. Limbacher, 29,463 shares. Also on March 31, 2006, Richard L. Armitage was elected a director and as of that date beneficially owned 300 shares of ConocoPhillips common stock.

Section 16(a) Beneficial Ownership

Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires ConocoPhillips’ directors and executive officers, and persons who own more than 10% of a registered class of ConocoPhillips’ equity securities, to file reports of ownership and changes in ownership of ConocoPhillips common stock with the SEC and the NYSE, and to furnish ConocoPhillips with copies of the forms they file. To ConocoPhillips’ knowledge, based solely on a review of the copies of such reports furnished to it and written representations of our officers and directors, during the year ended December 31, 2005, all Section 16(a) reports applicable to its officers and directors were filed on a timely basis.

Proposal to Ratify the Appointment of Ernst & Young LLP

(Item 2 on the Proxy Card)

What am I voting on?

You are voting on a proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2006. The Audit and Finance Committee has appointed Ernst & Young to serve as independent registered public accounting firm.

What services does the independent registered public accounting firm provide?

Audit services of Ernst & Young for fiscal year 2005 included an audit of our consolidated financial statements, an audit of management’s assessment of the effectiveness of the Company’s internal control over financial reporting and services related to periodic filings made with the SEC. Additionally, Ernst & Young provided certain services related to the consolidated quarterly reports and annual and other periodic reports and other services as described in the next question. In connection with the audit of the 2005 financial statements, we entered into an engagement agreement with Ernst & Young that sets forth the terms by which Ernst & Young will perform audit services for us. That agreement is subject to alternative dispute resolution procedures and an exclusion of punitive damages.

How much was the independent registered public accounting firm paid for 2005 and 2004?

Ernst & Young’s fees for professional services totaled $15.0 million for 2005 and $16.9 million for 2004. Ernst & Young’s fees for professional services included the following:

•	Audit Services — fees for audit services, which relate to the fiscal year consolidated audit, quarterly reviews, registration statements, comfort letters, statutory and regulatory audits, accounting consultations, and Sarbanes-Oxley Section 404 attest services, were $12.8 million in 2005 and $13.8 million in 2004.

•	Audit-Related Services — fees for audit-related services, which consisted of audits in connection with proposed or consummated dispositions, benefit plan audits, other subsidiary audits, special reports, and accounting consultations were $1.6 million in 2005 and in 2004.

•	Tax Services — fees for tax services, consisting of tax compliance services and tax planning and advisory services, were $0.6 million in 2005 and $1.5 million in 2004. Fees for tax compliance, excluding expatriate tax return preparation, were $0.5 million and $0.7 million in 2005 and 2004, respectively. Fees for tax planning and advisory services were $0.1 million in 2005 and $0.6 million in 2004. Fees for expatriate tax return preparation which began to be phased out beginning in 2003 were $0.2 million in 2004. There were no fees for expatriate tax return preparation in 2005.

•	Other Services — Fees for other services were negligible in both 2005 and 2004.

The Audit and Finance Committee has considered whether the non-audit services provided to ConocoPhillips by Ernst & Young impaired the independence of Ernst & Young and concluded that they did not.

The Audit and Finance Committee has adopted a pre-approval policy that provides guidelines for the audit, audit-related, tax and other non-audit services that may be provided by Ernst & Young to the Company. The policy (a) identifies the guiding principles that must be considered by the Audit and Finance Committee in approving services to ensure that Ernst & Young’s independence is not impaired; (b) describes the audit, audit-related, tax and other services that may be provided and the non-audit services that are prohibited; and (c) sets forth pre-approval requirements for all permitted services. Under the policy, all services to be provided by Ernst & Young must be pre-approved by the Audit and Finance Committee. The Audit and Finance Committee has delegated to the Chair and one other member of the Committee the authority to approve permitted services. Such approval must be reported to the entire Committee at the next scheduled meeting.

Will a representative of Ernst & Young be present at the meeting?

Yes, one or more representatives of Ernst & Young will be present at the meeting. The representatives will have an opportunity to make a statement if they desire and will be available to respond to appropriate questions from the shareholders.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. If the appointment of Ernst & Young is not ratified, the Audit and Finance Committee will reconsider the appointment.

What does the Board recommend?

THE AUDIT AND FINANCE COMMITTEE RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF ERNST & YOUNG AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR 2006.

Shareholder Proposal:

Drilling in Protected/Sensitive Areas.

(Item 3 on the Proxy Card)

What am I voting on?

You are voting on a proposal submitted by Green Century Funds. We will provide the proponent’s address, and the number of the corporation’s voting securities that the proponent holds, to shareholders promptly upon receiving a request for the information. The text of the resolution and the supporting statement of Green Century Funds are printed below verbatim from its submission.

What is the Proposal?

The Green Century Funds has submitted the following proposal:

WHEREAS: in the 1998 Record of Decision, Secretary of the Interior Bruce Babbitt relied on extensive scientific evaluation in making his decision to protect certain critical wildlife habitat areas in the northeast portion of the National Petroleum Reserve — Alaska;

WHEREAS: approximately 580,000 acres were not made available for oil and gas leasing because the area encompasses key goose molting habitat and critical caribou habitat, and a small area of adjacent lands was open for leasing with language limiting surface exploration or development activities;

WHEREAS: this protected area includes the Teshekpuk Lake region, an area that encompasses the most important and sensitive wetland complexes in the circumpolar Artic, and supports the highest density of nesting waterfowl and shorebirds in the National Petroleum Reserve — Alaska;

WHEREAS: Babbitt stated “This is a balanced plan that carefully weighs the impacts on a fragile Arctic landscape and its abundant wildlife with the long-term economic future of Alaskans”;

WHEREAS: in January 2005, the Bureau of Land Management announced its final proposal to repeal the last remaining protections from critical wildlife habitats protected under the 1998 ROD;

WHEREAS: tens of thousands of geese, waterfowl, and caribou will be displaced by roads, pipeline, air strips, and gravel mines if this area is drilled in;

WHEREAS: ConocoPhillips literature states, “For several decades, the company’s focus has been on preserving and protecting the habitats of birds all over the world. ConocoPhillips and its employees participate in a broad variety of projects to help refine scientific knowledge about birds, to protect and improve wildlife habitats and to provide educational programs about birds.”

WHEREAS: pledging not to drill sensitive ecosystems will enhance our company’s image and reputation with consumers, elected officials, current and potential employees, and investors.

RESOLVED, Shareholders request that the Board of Directors prepare a report, at reasonable cost and omitting proprietary information, on the potential environmental damage that would result from drilling for oil and gas in the areas inside the National Petroleum Reserve — Alaska originally protected by the 1998 ROD. The report should consider the implications of a policy of refraining from drilling in such areas and should be available to investors by the 2007 annual meeting.

Supporting Statement:

Approximately 580,000 acres of the National Petroleum Reserve were not made available for oil and gas leasing because the area encompasses key goose molting habitat. Geese require remote, secure sites for their annual molt, during which time energy demands are high and the birds are highly vulnerable to disturbance by predators and humans. Disturbance by low-flying aircraft and industrial development is an especially serious problem.

Drilling in the area protected by the 1998 ROD would not only harm the core wildlife habitats of the caribou and waterfowl, but it will also have a significant impact on the Alaskan Natives who use the area for subsistence fishing and hunting.

Vote YES for this proposal, which will improve our Company’s reputation as a leader in environmentally responsible energy recovery.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

What does the Board recommend?

THE BOARD RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL FOR THE FOLLOWING REASONS:

As demonstrated by its history of operating excellence in both Russia and Alaska, ConocoPhillips has a proven track record of protecting fragile arctic environments while developing oil and gas resources. The Company believes development and protection are not inherently contradictory objectives. ConocoPhillips has publicly committed to set a high standard in environmental protection, and it regularly reports on its performance in such publications as the corporate “Sustainability Report” and the “Alaska Charter & Sustainable Development Report.” In connection with its development of oil and gas resources in Alaska, the Company will conduct extensive environmental studies and generate numerous reports before, during and after conducting exploration and development activities. The comprehensive permitting process will involve state, federal and local agencies, as well as public review, and the stringent regulatory scheme of monitoring and reporting requirements, together with ConocoPhillips’ own strict standards, will ensure documentation of protection and accountability for performance. The Company believes that the report requested by Green Century Funds is unnecessary and not a good use of resources because it will not provide more or better information than the Company will be obtaining through the regulatory process and its own internal protection protocols.

Green Century Funds’ proposal states that the report it requests should consider the implications of a policy of refraining from drilling in the National Petroleum Reserve — Alaska, in the Teshekpuk Lake region. ConocoPhillips believes that in the interest of reducing U.S. dependence on imported oil, it would be a serious policy mistake to block development of the Teshekpuk Lake region. The Bureau of Land Management (BLM) estimates that the northeast Teshekpuk Lake region contains 2 billion barrels of technically recoverable oil and 3.5 trillion cubic feet of natural gas. Although ConocoPhillips supports drilling in the Teshekpuk Lake region, it does believe that the most environmentally sensitive areas north of Teshekpuk Lake with the highest use by molting geese should remain off limits to drilling, and that there should be an appropriate buffer zone around these lakes as a further measure of protection. The Company has shared its views with BLM management, Audubon Alaska, and The Nature Conservancy.

In summary, ConocoPhillips works closely with government policymakers and regulatory agencies to ensure that its operations are environmentally responsible. As an example, at its Alpine production facility in Alaska, the Company consulted with the U.S. Fish and Wildlife Service to adjust development and drilling operations in an effort to mitigate impacts on a sea duck deemed “threatened” under the Endangered Species Act. Prior to new development, the Company conducts environmental studies and prepares reports that document baseline conditions. These data are used to assist project engineers with routing and placement of roads and pads to minimize environmental impact. ConocoPhillips operates in protected areas only where the government has legally authorized such operations and where the Company is confident it can comply with all regulatory requirements. Technological improvements such as horizontal drilling allow development with minimal environmental impact. The Company is confident that it can simultaneously protect the environment and develop oil and gas reserves in the Teshkpuk Lake area, just as it has in its other arctic-based operations. ConocoPhillips shareholders have derived value from oil and gas production in many sensitive and protected areas. The continued global expansion of the number and size of areas where natural resource development is prohibited or severely restricted has the potential to prevent needed oil and gas production and may impact future shareholder returns.

The Board believes developing a special report on drilling in sensitive areas that would consider the policy implications of refraining from drilling in such areas is unnecessary and would not be value added.

Shareholder Proposal: Director Election Vote Standard.

(Item 4 on the Proxy Card)

What am I voting on?

You are voting on a proposal submitted on behalf of the United Brotherhood of Carpenters Pension Fund. We will provide the proponent’s address, and the number of the corporation’s voting securities that the proponent holds, to shareholders promptly upon receiving a request for the information. The text of the resolution and the supporting statement of the United Brotherhood of Carpenters Pension Fund are printed below verbatim from its submission.

What is the Proposal?

That the shareholders of ConocoPhillips (“Company”) hereby request that the Board of Directors initiate the appropriate process to amend the Company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders.

Supporting Statement:

Our Company is incorporated in Delaware. Delaware law provides that a company’s certificate of incorporation or bylaws may specify the number of votes that shall be necessary for the transaction of any business, including the election of directors. (DGCL, Title 8, Chapter 1, Subchapter VII, Section 216). The law provides that if the level of voting support necessary for a specific action is not specified in a corporation’s certificate or bylaws, directors “shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.”

Our Company presently uses the plurality vote standard to elect directors. This proposal requests that the Board initiate a change in the Company’s director election vote standard to provide that nominees for the board of directors must receive a majority of the vote cast in order to be elected or re-elected to the Board.

We believe that a majority vote standard in director elections would give shareholders a meaningful role in the director election process. Under the Company’s current standard, a nominee in a director election can be elected with as little as a single affirmative vote, even if a substantial majority of the votes cast are “withheld” from that nominee. The majority vote standard would require that a director receive a majority of the vote cast in order to be elected to the Board.

The majority vote proposal received high levels of support last year, winning majority support at Advanced Micro Devices, Freeport McMoRan, Marathon Oil, Marsh and McClennan, Office Depot, Raytheon, and others. Leading proxy advisory firms recommended voting in favor of the proposal

Some Companies have adopted board governance policies requiring director nominees that fail to receive majority support from shareholders to tender their resignations to the board. We believe that these policies are inadequate for they are based on continued use of the plurality standard and would allow director nominees to be elected despite only minimal shareholder support. We contend that changing the legal standard to a majority vote is a superior solution that merits shareholder support.

Our proposal is not intended to limit the judgment of the Board in crafting the requested governance change. For instance, the Board should address the status of incumbent director nominees who fail to receive a majority vote under a majority vote standard and whether a plurality vote standard may be appropriate in director elections when the number of director nominees exceeds the available board seats.

We urge your support for this important director election reform.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

What does the Board recommend?

THE BOARD RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL FOR THE FOLLOWING REASONS:

ConocoPhillips has already adopted a policy related to majority voting.

Our Board of Directors has adopted a policy related to majority voting for director elections (our “Policy”), which provides that “any nominee for Director who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election will promptly tender his or her resignation to the Chairman of the Board following certification of the shareholder vote.” The complete text of our Policy is set out in Section 11 of our Corporate Governance Guidelines. The Board believes our Policy provides substantial and adequate means to deal with the failure of a nominee to receive a majority of votes cast for election.

Our Policy gives shareholders a meaningful role in the election of directors.

Under our Policy, if a director nominee fails to win a majority of affirmative votes for his or her election, the director must promptly tender his or her resignation from the Board and the Board will promptly decide whether to accept the resignation. Absent the Board determining not to accept a resignation and publicly disclosing the factors it considered in reaching that determination, the director will cease to serve on the Board.

The shareholder proposal raises several potential problems under Delaware law.

Our Policy not only conforms favorably to the proposal, it also addresses a number of potential problems that would arise were the proposal implemented as requested. Indeed, the proponent acknowledges the problems created by the proposal and suggests that the Board craft a solution to the proposal’s problems, stating “Our proposal is not intended to limit the judgment of the Board in crafting the requested governance change.” In fact, the Board has already crafted a responsive change in adopting our Policy.

Under Delaware law, a director continues to serve until a successor is duly elected and qualified. Our Company is incorporated in Delaware, thus under the terms of the proposal an incumbent director that does not receive a majority of votes cast could continue to serve despite the lack of voting support. In contrast, under our majority voting policy, the Board has discretion as to how it should respond to such a situation. Further, the proposal indicates that a plurality voting standard might be preferable where the number of nominees exceeds the available Board seats. This concern is resolved as our policy provides for majority voting only in uncontested elections, preserving a plurality standard where an election is contested.

Further action would be premature at this time.

The Board recognizes that majority voting in director elections is an issue that recently has received significant attention. However, the issue of majority voting in director elections is still evolving and the Board believes that further action on the topic at this time would not be in the best interests of the Company and its shareholders. The majority vote issue is currently being evaluated by professional groups, scholars, corporations and investors. For example, an American Bar Association Committee recently issued for comment a preliminary report recommending an approach to majority voting that differs from this proposal. Until a consensus on the issue is reached and state corporate laws are changed to deal with the important technical issues which result from replacing the plurality vote standard with a majority vote standard, the Board believes that adoption of a corporate governance policy guideline is an appropriate alternative that provides our company with sufficient flexibility while addressing shareholder concerns.

Shareholder Proposal: Shareholder Approval of Future Extraordinary Retirement Benefits for Senior Executives.

(Item 5 on the Proxy Card)

What am I voting on?

You are voting on a proposal submitted by the Laborers’ International Union of North America Local Union and District Council Pension Fund. We will provide the proponent’s address, and the number of the corporation’s voting securities that the proponent holds, to shareholders promptly upon receiving a request for the information. The text of the resolution and the supporting statement of the Fund are printed below verbatim from its submission.

What is the Proposal?

RESOLVED: The shareholders of ConocoPhillips or the “Company” urge the Board of Directors (the “Board”) to seek shareholder approval of any future extraordinary retirement benefits for senior executives. The Board shall implement this policy in a manner that does not violate any existing employment agreement or vested pension benefits.

For the purposes of this resolution, “extraordinary retirement benefits” means receipt of additional years of service credit not actually worked, preferential benefit formulas not provided under the company’s tax-qualified retirement plans, accelerated vesting of retirement benefits, and retirement perquisites and fringe benefits that are not generally offered to other Company employees.

The Fund submitted the following supporting statement:

Supplemental executive retirement plans (“SERPs”) provide deferred compensation for a select group of management or highly compensated employees whose compensation exceeds limits set by Federal tax law. Because SERPs are unfunded plans and payable out of the Company’s general assets, the associated pension liabilities can be significant.

Our Company’s proxy statement discloses that Chairman of the Board and Chief Executive Officer James J. Mulva is subject to the ConocoPhillips Retirement Plan, Title I — Phillips Retirement Income Plan. The proxy statement states:

The ConocoPhillips Retirement Plan, Title I — Phillips Retirement Income Plan does not provide benefits above a maximum amount or include in benefit computations compensation in excess of limits imposed by the Code, Variable Compensation Incentive Plan Awards that are deferred, or salary that is voluntarily reduced under the company’s deferral program. Under a separate, non-funded restoration plan, the Company makes supplemental payments, using (a) compensation that is not eligible due to Code maximums and deferrals, (b) the highest three of the last ten years Variable Compensation Incentive Plan Awards without the requirement that they be consecutive and (c) the value of the special recognition award for Mr. Mulva in 2000 and the value of the special restricted stock award granted in 2000 when the restrictions lapse in 2005.

In an article entitled “Executive Pay; the New Executive Bonanza: Retirement,” New York Times (April 3, 2005) it was reported that Mr. Mulva will be eligible for estimated annual retirement benefits of $2.7 million.

In our opinion ConocoPhillips already provides Mr. Mulva very generous compensation. According to the proxy statement, in 2004 he received a salary of $1,500,000 and a bonus of $4,100,000. He holds restricted stock with an estimated value of $73,850,565. In 2004 he was granted options with a grant date present value of $6,811,128. He exercised options during 2004 with a realized value of $10,950,474. The value of his exercisable in-the-money options at the end of 2004 was $75,691,516.

To help ensure that the use of extraordinary pension benefits for senior executives is in the best interests of shareholders, we believe such benefits should be submitted for shareholder approval. Because it may not always be practical to obtain prior shareholder approval, the Company would have the option of seeking approval after the material terms were agreed upon.

We urge your support for this important reform.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

What does the Board recommend?

THE BOARD RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL FOR THE FOLLOWING REASONS:

The Compensation Committee and the Board believe the change suggested by this proposal would be detrimental to the interests of the shareholders.

For any supplemental pension arrangements, as with all executive compensation, responsibility for determining the appropriate plans and programs for senior executives rests with the Compensation Committee. The Compensation Committee is made up of independent non-employee directors who do not participate in any of the compensation plans they approve. Supplemental pension arrangements are but one part of our compensation program. The basic tenet of the executive compensation program is to attract, develop, motivate, and retain executives with the skills and expertise to manage the operations of a corporation as large and complex as ConocoPhillips and guide the corporation to achieving its goals and maintaining its leadership position in the energy industry. The particular plans, programs, and elements of compensation to achieve this should be left to the discretion of the independent Compensation Committee.

None of the Listed Executive Officers currently has any pension arrangement granting extra years of service credit beyond those actually worked; none has a preferential benefit formula, differing from that available under one of the tax-qualified defined benefit plans of the Company; none has accelerated vesting of retirement benefits, vesting for the supplemental pension arrangements being the same as for one of the tax-qualified plans of the Company; and none has a contractual arrangement to receive perquisites or fringe benefits after retirement. However, in order to attract or retain a particular executive or a group of executives, it might in the future be necessary or desirable to add one or more of these features (or other features) to a retirement arrangement. ConocoPhillips and its predecessor companies have done so from time to time in the past. As disclosed in the discussion in the proxy statement of the pension plans of the company for the Listed Executive Officers, some do have elements of compensation counted in their benefit calculation that are not generally available to rank-and-file employees. This was specifically approved by the compensation committee of one of the predecessor companies to address an extraordinary series of acquisitions and reorganizations that occurred in a short period of time in 1999 and 2000. Since the merger the Compensation Committee of ConocoPhillips has not approved of any new “extraordinary retirement benefits” as defined in this shareholder proposal, but circumstances in the future could warrant their use, and the restrictions that would be inherent in this shareholder proposal would unduly tie the hands of the Compensation Committee to act in the best interests of the shareholders at such time to retain or attract talented executives. Most large companies use supplemental arrangements to make up for retirement benefits that would otherwise be lost due to the various limitations and other requirements from the tax code for qualified plans, as does ConocoPhillips, and the Company should continue to have the ability to use such arrangements to maintain competitive compensation and benefit programs.

The Compensation Committee and the Board believe that the executive compensation program is designed appropriately with its focus on competitive salaries, benefits, and incentives and the Company’s core values. Supplemental retirement arrangements are but one factor in a complex program designed to meet the Company’s current needs and be flexible enough to change to meet the ever-changing trends in executive compensation. Shareholder approval of any particular element of the compensation program, let alone of a specific individual arrangement, would be a cumbersome and costly process. Such a mechanism would not be practical to use, especially when negotiating with someone employed by another company. We believe that the best place for authority over the compensation and benefit programs of the Company for senior executives to reside is with the Compensation Committee, as it now does. This allows change in the programs as needed to respond to changes in laws, contractual arrangements, and the marketplace. This proposal could jeopardize the Company’s ability to maintain a competitive compensation system, which attracts, retains, and motivates key executives and would not, therefore, be in the best interests of the shareholders.

Shareholder Proposal: Environmental

Accountability to Communities.

(Item 6 on the Proxy Card)

What am I voting on?

You are voting on a proposal submitted by The Episcopal Church. We will provide the proponent’s address, and the number of the corporation’s voting securities that the proponent holds, to shareholders promptly upon receiving a request for the information. The text of the resolution and the supporting statement of The Episcopal Church are printed below verbatim from their submission.

What is the Proposal?

Resolved, that the shareholders request the Board of Directors to report to shareholders, at a reasonable cost and omitting proprietary information, on how the corporation ensures that it is accountable for its environmental impacts in all of the communities where it operates. The report should contain the following information:

1.	how the corporation makes available reports regarding its emissions and environmental impacts on land, water, and soil — both within its permits and emergency emissions — to members of the communities where it operates;

2.	how the corporation integrates community environmental accountability into its current code of conduct and ongoing business practices; and

3.	the extent to which the corporation’s activities have negative health effects on individuals living in economically-poor communities.

Supporting Statement:

We believe that corporations have a moral responsibility to be accountable for their environmental impacts — not just effects on the entire ecosystem, but also direct effects on the communities that host their facilities. No corporation can operate without the resources that local communities provide, but it is often these communities that bear the brunt of corporate activities.

Communities are often the forgotten stakeholders in terms of corporate activities and impact. Many corporations, for example, have improved their social performance with regard to employees. We believe that corporations can and should do better with regard to treating local-community stakeholders more fairly.

There is increasing interest in better measuring and understanding corporate effects on local communities, including how corporations can use reporting to hold themselves accountable to local communities. Corporations are already required to collect environmental data, like the federal government’s Toxic Release Inventory. But this data is not always available to communities in a timely, easy-to-understand format. Groups like CERES (Coalition for Environmentally Responsible Economies) are developing facility-level reporting regimes that we believe represent an evolution in terms of how corporations are responsible and responsive to community stakeholders. We also believe that integration of community accountability into corporate practices — including codes of conduct — is consistent with good environmental management.

There is also more and more attention being given to the adequacy of environmental impacts on corporate financial statements, in large part driven by the demands of the Sarbanes-Oxley Act of 2002. We think that the kind of report requested in this resolution can not only help corporations better respond to the demands of Sarbanes-Oxley, but also reduce the likelihood that current corporate behavior will have negative financial consequences in the future that will have to be reported to shareholders. Simply put, good community relations — especially with regard to the environment — make financial sense.

Finally, the proponents of this resolution are particularly concerned about the effects of corporate activities on poor communities and communities of color. The report requested in this resolution would do much to assure shareholders and other stakeholders that the corporation takes seriously its ethical responsibilities to all of the communities that host its facilities.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

What does the Board recommend?

THE BOARD RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL FOR THE FOLLOWING REASONS:

For ConocoPhillips, sustainable development is about conducting its business to promote economic growth, a healthy environment and vibrant communities, now and into the future. As part of its commitment to sustainable development, ConocoPhillips issued its first “Sustainable Development Report” in 2005. This first report is a 40-page compilation of the Company’s policies, business activities and progress to date in meeting its sustainable development commitments. It contains data on ConocoPhillips’ environmental and social performance and an overview of its progress and future objectives regarding sustainable development. Future reports will track ConocoPhillips’ performance and its evolving understanding of sustainable development as the Company continues to build on its knowledge base. Currently, ConocoPhillips is studying the issues of human rights, water management and biodiversity to weigh Company and stakeholder perspectives, benchmark best practices and determine appropriate future steps. The Company is also improving its ability to factor sustainability into its project planning and execution. Striving for sustainability and reporting on its progress will be an ongoing effort at ConocoPhillips.

Based on the fact that ConocoPhillips has publicly issued a comprehensive report on its sustainable growth objectives and its performance metrics, and that it will continue to make these reports publicly available as part of its commitment to be transparent and accountable, the Company believes it has already satisfied the intent of this shareholder proposal. The Board therefore recommends against adoption of the proposal because it would result in duplicative reporting.

Shareholder Proposal: Compensation of Non-Employee Directors.

(Item 7 on the Proxy Card)

What am I voting on?

You are voting on a proposal submitted by Antonio L. Quintas. We will provide the proponent’s address, and the number of the corporation’s voting securities that the proponent holds, to shareholders promptly upon receiving a request for the information. The proposal and supporting statement of Mr. Quintas is printed below verbatim from his submission.

What is the Proposal?

The current scheme for the compensation of non-employee directors of ConocoPhillips is not fair.

In 2004 the Chairman of the Audit and Finance Committee worked the most, based on the number of meetings held, but received, per meeting, less than the Chairman of the Public Policy Committee.

The members of the Executive Committee worked the least, but received, per meeting on average, 70% more than the members of the Audit Committee, and 120% more than the members of the Compensation Committee.

The same occurred in 2003; it is not fair, the directors who work the most should receive the most.

It is recommended to the board, and the Compensation Committee in particular, a change in the remuneration of non-employee directors, so that for a day’s work, including travel time to and from the meetings, they should receive approximately the same. And that the supplement should be equal for all; there should not be first, second, and third class chairs, as it is the case now, as far as the chair supplements are concerned. All the chairs are equally important in the Board of ConocoPhillips.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

What does the Board recommend?

THE BOARD RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL FOR THE FOLLOWING REASONS:

The Committee on Directors’ Affairs periodically reviews and makes recommendations to our Board of Directors regarding the compensation of our non-employee directors. The Board, together with the Committee on Directors’ Affairs, believes that fairness is an essential part of our compensation philosophy for directors and that implementation of this proposal would not enhance such fairness. The Board expects Directors to attend Board meetings and meetings of committees on which they serve, and to spend the preparation and travel time needed to properly discharge their responsibilities. Our Board of Directors believes that all directors make substantially equivalent contributions over time, irrespective of the specific number or length of meetings held or whether those meetings are attended in person or by telephone when a director is unable to attend in person.

As described on page 5 of this proxy statement, each of our non-employee directors receives the same base annual cash compensation and annual grant of restricted stock units. The Board believes that additional compensation is fair to those directors who have additional duties in connection with certain committee roles; therefore, the Chairs of the various board committees and the members of the Audit and Finance Committee receive additional fixed cash compensation per year to compensate them for their additional responsibilities.

We believe that this director compensation structure helps to ensure that ConocoPhillips is competitive and not hindered in its ability to attract and retain talented, dedicated members of the Board. In addition, we believe that compensating non-employee directors in this fashion aligns the interests of such directors in a manner that is fair to all directors and beneficial to the shareholders.

It is unclear whether this proposal recommends that our non-employee directors instead be paid on an hourly basis for work on the Board and its committees or on a per-meeting basis. In the course of its evaluation of director compensation, however, the Committee on Directors’ Affairs has considered both per-hour and per-meeting fees and has determined that the most equitable manner of compensation is the compensation program described above. It should be noted that this proposal directs the recommendation to the Compensation Committee “in particular.” However, under our Corporate Governance Guidelines, our Board has delegated authority with respect to the compensation of our non-employee directors to the Committee on Directors’ Affairs.

For additional information on the compensation of our directors, we encourage you to read pages 5 and 6 of this proxy statement, as well as the corporate governance information available on our website.

Solicitation by Board; Expenses of Solicitation

Our Board of Directors has sent you this proxy statement. Our directors, officers and employees may solicit proxies by mail, by telephone or in person. Those persons will receive no additional compensation for any solicitation activities. We will request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation materials to the beneficial owners of common stock held of record by those entities, and we will, upon the request of those record holders, reimburse reasonable forwarding expenses. We will pay the costs of preparing, printing, assembling and mailing the proxy materials used in the solicitation of proxies. In addition, we have hired D.F. King & Co., Inc. to assist us in soliciting proxies, which it may solicit by telephone or in person. We anticipate paying D.F. King and Co., Inc. a fee of $14,500, plus expenses.

Submission of Future Shareholder Proposals

Under SEC rules, a shareholder who intends to present a proposal, including the nomination of directors, at the 2007 Annual Meeting of Shareholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal in writing to our Corporate Secretary. The proposal must be received no later than November 28, 2006.

Shareholders who wish to propose a matter for action at the 2007 Annual Meeting, including the nomination of directors, but who do not wish to have the proposal or nomination included in the proxy statement, must notify ConocoPhillips in writing of the information required by the provisions of ConocoPhillips’ by-laws dealing with shareholder proposals. The notice must be delivered to ConocoPhillips’ Corporate Secretary between January 5, 2007 and February 4, 2007. You can obtain a copy of ConocoPhillips’ by-laws by writing the Corporate Secretary at the address below, or via the Internet at www.conocophillips.com under our “Corporate Governance” caption.

All written proposals should be directed to the Corporate Secretary, ConocoPhillips, 600 North Dairy Ashford, Houston, Texas 77079.

The Committee on Directors’ Affairs is responsible for selecting and recommending director candidates to our Board of Directors, and will consider nominees recommended by shareholders. If you wish to have the Committee on Directors’ Affairs consider a nominee for director, you must send a written notice to ConocoPhillips’ Corporate Secretary at the address provided above and include the information required by our bylaws and discussed in this proxy statement.

Availability of Form 10-K and Annual Report to Shareholders

SEC rules require us to provide an Annual Report to shareholders who receive this proxy statement. Additional copies of the Annual Report, along with copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2005, including the financial statements and the financial statement schedule, are available without charge to shareholders upon written request to ConocoPhillips Shareholder Relations Department, P.O. Box 2197, Houston, Texas 77079-2197 or via the Internet at www.conocophillips.com. We will furnish the exhibits to our Annual Report on Form 10-K upon payment of our copying and mailing expenses.

Householding

The SEC permits a single set of annual reports and proxy statements to be sent to any household at which two or more shareholders reside if they appear to be members of the same family. Each shareholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.

As a result, if you hold your shares through a broker and you reside at an address at which two or more shareholders reside, you will likely be receiving only one annual report and proxy statement unless any shareholder at that address has given the broker contrary instructions. However, if any such beneficial shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, or if any such beneficial shareholder that elected to continue to receive separate annual reports or proxy statements wishes to receive a single annual report or proxy statement in the future, that shareholder may contact their broker or send a written request to ConocoPhillips Shareholder Relations Department, P.O. Box 2197, Houston, Texas 77079-2197 or may telephone us at (281) 293-6800.

If you are a holder of record of our shares, you received a communication from our transfer agent, Mellon Investor Services LLC, regarding householding of the materials we send to you. Householding of your materials will take effect unless you inform them that you would prefer to receive multiple copies. You may communicate with Mellon Investor Services LLC by telephone (800-356-0066) or by facsimile (201-680-4606).

Other Matters

The Board of Directors does not intend to present any other items of business other than those stated in the Notice of Annual Meeting of Shareholders. If other matters are properly brought before the meeting, the persons named as your proxies will vote the shares represented by them in accordance with their best judgment. Discretionary authority to vote on other matters is included in the proxy.

APPENDIX A

Director Independence Standards

Director Independence

As required by the listing standards of the New York Stock Exchange, a majority of the members of the Board must be independent. A director is independent if the Board determines that he or she has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company), and such director is not otherwise automatically deemed to be not independent by applicable NYSE listing standards. The Board has determined that any director meeting the following categorical standards shall automatically be deemed not to have any material relationship with the Company, and shall be independent:

•	A director who has not received, and whose immediate family members have not received, for the past three years, more than $100,000 per year in direct compensation from the Company. Director and committee fees, pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), and compensation received by an immediate family member for service as a non-executive employee of the Company are not considered in making this determination;

•	A director who is not, and for the past three years has not been, an employee of the Company and who does not have an immediate family member who is, or for the past three years has been, an executive officer of the Company;

•	A director who is not, and has not for the past three years been, affiliated with or employed by a present or former internal or external auditor of the Company, and who has no immediate family members who are, or have during the last three years been affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company;

•	A director who is not, and for the past three years has not been, employed as an executive officer of another company where any of the Company’s present executives serve on that company’s compensation committee and who has no immediate family members who have been employed as an executive officer for such company during the past three years;

•	A director who has no personal service contract with the Company, any subsidiary or affiliate of the Company or any member of senior management; and

•	A director who is not, and in the previous three years has not been, an employee or executive officer of a company that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues;

An immediate family member shall include the director’s spouse, parents, children, siblings, in-laws and anyone who resides in the director’s home.

The Committee on Directors’ Affairs is responsible for assessing compliance with these standards on an annual basis. Any director who does not meet these standards will be referred to the Board, and the Board will review the relationship or transaction that prevents such director from meeting these standards and make a determination of whether such relationship or transaction is a material relationship with the Company.

A-1

APPENDIX B

Audit and Finance Committee Charter

Purpose

The Audit and Finance Committee (the “Committee”) is appointed by the Board of Directors (“Board”) of ConocoPhillips (the “Company”) to assist the Board in fulfilling its oversight responsibilities by performing the following:

•	Discuss with management, the independent auditors, and the internal auditor the integrity of the Company’s accounting policies, internal controls, corporate governance, financial statements, financial reporting practices, and select financial matters, covering the Company’s capital structure, complex financial transactions, financial risk management, retirement plans and tax planning.

•	Monitor significant corporate risk exposures, and steps management has taken to monitor, control and report such exposures.

•	Monitor the qualifications, independence and performance of the Company’s independent auditors and internal auditors.

•	Monitor the Company’s overall direction and compliance with legal and regulatory requirements and corporate governance including its Code of Business Ethics and Conduct.

•	Maintain open and direct lines of communication with the Board and Company’s management, internal auditors and independent auditors.

Authority

The Committee will have the authority to retain special legal, accounting or other experts for advice, consultation or special investigation. The Committee may request any officer or employee of the Company, the Company’s outside legal counsel, or the independent auditor to attend a meeting of the Committee or to meet with any member of, or consultants to, the Committee. The Committee may also, to the extent it deems necessary or appropriate, meet with the Company’s investment bankers or financial analysts who follow the Company. The Committee will have full access to the books, records and facilities of the Company.

Responsibilities

In carrying out its oversight responsibilities, the Committee shall, to the extent it deems necessary or appropriate:

Financial Statement and Disclosure Matters

1.	Review and discuss the annual audited financial statements, including disclosures made in Management’s Discussion and Analysis, with management and the independent auditors, and make its recommendation to the Board as to the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K.

2.	Review and discuss with management and the independent auditors the Company’s quarterly financial results prior to the filing of the Form 10-Q, including disclosures made in Management’s Discussion and Analysis and the results of the independent auditors’ review of the quarterly financial statements.

3.

Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls, any special steps adopted in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting, the development, selection and disclosure of critical accounting estimates, and analyses of the effect of alternative assumptions, estimates or Generally Accepted Accounting Principles (GAAP) methods on the Company’s financial statements.

4.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures related to the Company’s financial statements.

5.	Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

6.	Discuss with the independent auditors the matters required to be discussed by American Institute of Certified Public Accountants (AICPA) Statement on Auditing Standards No. 61 (Communication with Audit Committees). In particular, discuss:

•	The adoption of, or changes to, the Company’s significant auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

•	The management letter provided by the independent auditor and the Company’s response to that letter.

•	Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

7.	Review and discuss with management (including the senior internal audit executive) and the independent auditors the Company’s internal controls report and the independent auditor’s attestation of the report prior to the filing of the Company’s Form 10-K.

8.	Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Independent Auditor Matters

9.	Approve the appointment of the independent auditor, which firm is ultimately accountable to the Audit and Finance Committee of the Board, as the shareholders’ representatives. Determine and approve audit engagement fees and other compensation to be paid to independent auditors.

10.	Review the experience and qualifications of the senior members of the independent auditor’s team.

11.	Obtain and review a report from the independent auditor at least annually regarding (a) the auditor’s internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of non-audit services is compatible with maintaining the auditor’s independence, taking into account the opinions of management and the internal auditor.

12.	Ensure that neither the lead audit partner nor the reviewing audit partner perform audit services for the Company for more than five (5) consecutive fiscal years.

13.	Ensure that the independent auditors submit to the Committee, on a periodic basis, a formal written statement delineating all relationships between the independent auditors and the Company, and actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

14.	Set policies for the Company’s hiring of employees or former employees of the independent auditor who were engaged on the Company’s account during the preceding five-year period and ensure that no person employed by the independent auditor during the preceding one-year period is hired as a chief executive officer, controller, chief financial officer, chief accounting officer, or any equivalent position for the Company.

15.	Discuss with the engagement partner of the independent auditor issues on which he or she was consulted by the Company’s audit team and matters of audit quality and consistency.

16.	Determine whether to retain or terminate the independent auditor and inform the Board of its decision.

17.	Approve, and discuss the scope and approach of, all auditing services (including comfort letters and statutory audits) and any non-audit work to be undertaken by the independent auditor prior to the performance of such work and disclose any such approvals in the Company’s periodic filings.

Internal Audit Matters

18.	Review the internal audit process for establishing the annual internal audit plan and the focus on risk.

19.	Discuss annually (and obtain input from the senior internal audit executive) the charter, budget, organizational structure, responsibilities, and qualifications of the internal audit staff.

20.	Discuss and approve the appointment, replacement, or dismissal of the senior internal audit executive.

21.	Discuss significant reported issues to management prepared by the internal audit department and management’s responses to such issues/recommendations.

22.	Discuss written reports to the Committee prepared by the internal audit department evaluating internal controls and risks.

Internal Controls

23.	Discuss with the independent auditors and internal auditors:

•	The adequacy and effectiveness of the Company’s internal controls, including computerized information system controls and security, and consider any recommendations for improvement of such controls.

•	Any related significant findings and recommendations of the external and internal auditors together with management’s responses.

Finance Matters

24.	Discuss with management the status of policies and practices covering the following financial matters: security issuances, corporate guarantees, cash management, leasing, off-balance sheet and structured financing, risk assessment policies and processes, major financial exposures, investment and funding of employee benefit plans, major insurance programs and significant tax strategies.

Legal and Tax Matters

25.	Discuss with management (including the General Counsel) the status of significant legal and tax matters that could have a material impact on the Company’s financial statements.

Compliance Matters

26.	Obtain from the independent auditor assurance that Section 10A (a) through (f) of the Securities and Exchange Act of 1934, as amended, has not been implicated.

27.	Discuss with management, the independent auditor and the internal auditor the Company’s compliance with applicable laws and regulations and any material reports, correspondence or inquiries from regulatory or government agencies and any employee complaints or published reports which raise material issues regarding the Company’s financial statements or accounting policies.

28.	Obtain reports from management, the Company’s senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements, legal business policies, regulatory requirements and the Company’s Code of Business Ethics and Conduct. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Ethics and Conduct.

29	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

30	Review any report of evidence of a “material violation” made to the Committee pursuant to the Company’s Legal Department Policy Regarding Compliance with SEC Attorney Conduct Rules by any of the Company’s in-house or outside attorneys and take all necessary and appropriate action in response thereto.

Risk Management

31.	Meet periodically with management to discuss the Company’s major risk exposures and the steps taken to insure appropriate processes are in place to identify, manage, and control business risks associated with the Company’s business objectives.

32.	Discuss with management, significant risk management failures, if any, including management’s response.

Membership

The members of the Committee shall be appointed by the Board on the recommendation of the Directors’ Affairs Committee, and shall be comprised of three or more Directors (as determined from time to time by the Board). The Committee shall comply with the independence and experience requirements of the New York Stock Exchange, the Sarbanes-Oxley Act of 2002 and any other applicable laws. At least one member of the Committee shall be an “audit committee financial expert” as defined by the Securities and Exchange Commission.

In fulfilling their responsibilities, it is recognized that members of the Committee are not full-time employees of the Company. It is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing, legal, or accounting reviews or procedures. The Company’s management is responsible for preparing the Company’s financial statements and the independent auditors are responsible for auditing those financial statements.

Unless he or she believes to the contrary (in which case, he or she will advise the Committee of such belief), each member of the Committee shall be entitled to assume and rely on (1) the integrity of those persons and organizations within and outside the Company that it receives information from and (2) the accuracy of the financial, legal, safety, health and environment, and other information provided to the Committee by such persons or organizations.

Meetings

Except as otherwise required by the By-Laws or the Certificate of Incorporation of the Company, a majority of the members of the Committee shall constitute a quorum for the transaction of business and the act of a majority of the members present at any meeting at which there is a quorum shall be the act of the Committee.

The Chairperson of the Committee shall be responsible for scheduling all meetings of the Committee and providing the Committee with a written agenda for each meeting. The Chairperson shall preside at the meetings of the Committee. In the absence of the Chairperson, the majority of the members of the Committee present at a meeting shall appoint a member to preside at the meeting.

The Committee shall make regular reports to the Board, and all actions of the Committee shall be reported to the Board at the next regular meeting of the Board. The Secretary or an Assistant Secretary of the Company shall keep the minutes of the Committee, which shall be distributed to all Board members.

The Committee shall meet at least quarterly with management, the internal auditors, and the independent auditors in separate executive sessions.

Miscellaneous

The Committee shall review and reassess the adequacy of this Charter and the composition of the Committee annually and recommend any proposed changes to the Board for approval.

The Committee shall annually review its own performance.

The Committee shall prepare the report of the Committee required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement. The Committee shall also perform such other duties as may be assigned to it from time to time by the Board.

Nothing in this Charter shall be deemed to amend the provisions of the By-Laws with respect to this Committee or other committees of the Board absent a separate resolution of the Board expressly amending the By-Laws.

DIRECTIONS TO THE ANNUAL MEETING OF SHAREHOLDERS

FROM DOWNTOWN HOUSTON

Omni Houston Hotel Westside

13210 Katy Freeway

Houston, Texas 77079

(281) 558-8338

•	Take I-10 West 3 miles past Sam Houston Tollway.

•	Exit Eldridge Parkway, Exit 753A.

•	Turn right (north) on Eldridge Parkway.

•	The hotel will be immediately on your left.

CONOCOPHILLIPS SHARE INCENTIVE PLAN

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders

May 10, 2006

The undersigned hereby directs that Mourant ECS Trustees Limited, Trustee of the ConocoPhillips Share Incentive Plan (the “Plan”) vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 10, 2006, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

If Mellon Investor Services LLC, the Tabulator for the Trustee, Mourant ECS Trustees Limited, does not receive this voting Direction card by May 3, 2006, if you do not fill in any boxes, if you return this card unsigned, and if you do not vote by the Internet on or before May 3, 2006, any shares representing your part of the Plan will be voted by the Trustee in the same proportion as the shares for which the Trustee has received instructions.

This package contains your confidential Voting Direction card to instruct the Trustee of the Plan how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the Plan.

Also enclosed is the Company’s Notice and Proxy Statement for the 2006 Annual Meeting. The Company’s 2005 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Mourant ECS Trustees Limited) should vote.

This Voting Direction is continued on the reverse side

Δ FOLD AND DETACH HERE Δ

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Mail

24 Hours a Day, 7 Days a Week

Your Internet vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.proxyvoting.com/cop Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 3, 2006. Have your Voting Direction card in hand when you access the website.	OR	Mail Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 3, 2006.

If you vote your Voting Direction card by the Internet,

you do NOT need to mail back your Voting Direction card.

PLEASE VOTE

I direct that shares representing my part of the Plan be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2				The Board of Directors recommends votes AGAINST Proposals 3 through 7

Proposal 1 - ELECTION OF CLASS I DIRECTORS					FOR	AGAINST	ABSTAIN
01 Richard L. Armitage 02 Richard H. Auchinleck 03 Harald J. Norvik 04 William K. Reilly 05 Victoria J. Tschinkel 06 Kathryn C. Turner				Proposal 3 - DRILLING IN SENSITIVE AREAS	☐	☐	☐
	FOR		WITHHOLD FOR ALL		FOR	AGAINST	ABSTAIN
	☐		☐	Proposal 4 - DIRECTOR ELECTION VOTE STANDARD	☐	☐	☐
WITHHELD FOR (Write nominee name(s) in the space provided below):					FOR	AGAINST	ABSTAIN
____________________________				Proposal 5 - SHAREHOLDER APPROVAL OF FUTURE EXTRAORDINARY RETIREMENT BENEFITS FOR SENIOR EXECUTIVES	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2006	☐	☐	☐	Proposal 6 - ENVIRONMENTAL ACCOUNTABILITY TO COMMUNITIES	☐	☐	☐
					FOR	AGAINST	ABSTAIN
				Proposal 7 - EQUITABLE COMPENSATION OF NON-EMPLOYEE DIRECTORS	☐	☐	☐
				I PLAN TO ATTEND THE ANNUAL MEETING			☐

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Signature:                                                                                            Dated:                                 , 2006

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet, please mark, date, sign and return this Voting Direction card for receipt by May 3, 2006.	CPSIP

Δ FOLD AND DETACH HERE Δ

CONOCO STOCK OWNERSHIP PLAN

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders

May 10, 2006

The undersigned hereby directs that Mourant ECS Trustees Limited, Trustee of the Conoco Stock Ownership Plan (the “Plan”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 10, 2006, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Proxy Statement and the Company’s Notice of the Annual Meeting on May 10, 2006.

This package contains your confidential Voting Direction card to instruct the Trustee of the Plan how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the Plan.

Also enclosed is the Company’s Notice and Proxy Statement for the 2006 Annual Meeting. The Company’s 2005 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Mourant ECS Trustees Limited) should vote.

This Voting Direction is continued on the reverse side

Δ FOLD AND DETACH HERE Δ

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Mail

24 Hours a Day, 7 Days a Week

Your Internet vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.proxyvoting.com/cop Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 3, 2006. Have your Voting Direction card in hand when you access the website.	OR	Mail Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 3, 2006.

If you vote your Voting Direction card by the Internet,

you do NOT need to mail back your Voting Direction card.

PLEASE VOTE

I direct that shares representing my part of the Plan be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2				The Board of Directors recommends votes AGAINST Proposals 3 through 7

Proposal 1 - ELECTION OF CLASS I DIRECTORS					FOR	AGAINST	ABSTAIN
01 Richard L. Armitage 02 Richard H. Auchinleck 03 Harald J. Norvik 04 William K. Reilly 05 Victoria J. Tschinkel 06 Kathryn C. Turner				Proposal 3 - DRILLING IN SENSITIVE AREAS	☐	☐	☐
	FOR		WITHHOLD FOR ALL		FOR	AGAINST	ABSTAIN
	☐		☐	Proposal 4 - DIRECTOR ELECTION VOTE STANDARD	☐	☐	☐
WITHHELD FOR (Write nominee name(s) in the space provided below):					FOR	AGAINST	ABSTAIN
_______________________				Proposal 5 - SHAREHOLDER APPROVAL OF FUTURE EXTRAORDINARY RETIREMENT BENEFITS FOR SENIOR EXECUTIVES	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2006	☐	☐	☐	Proposal 6 - ENVIRONMENTAL ACCOUNTABILITY TO COMMUNITIES	☐	☐	☐
					FOR	AGAINST	ABSTAIN
				Proposal 7 - EQUITABLE COMPENSATION OF NON-EMPLOYEE DIRECTORS	☐	☐	☐
				I PLAN TO ATTEND THE ANNUAL MEETING			☐

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Signature:                                                                                            Dated:                                 , 2006

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet, please mark, date, sign and return this Voting Direction card for receipt by May 3, 2006.	SOP

Δ FOLD AND DETACH HERE Δ

EMPLOYEE SHARE ALLOCATION SCHEME OF PHILLIPS PETROLEUM COMPANY

UNITED KINGDOM LIMITED

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders

May 10, 2006

The undersigned hereby directs that Mourant ECS Trustees Limited, Trustee of the Employee Share Allocation Scheme of Phillips Petroleum Company United Kingdom Limited (the “Plan”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 10, 2006, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Proxy Statement and the Company’s Notice of the Annual Meeting on May 10, 2006.

This package contains your confidential Voting Direction card to instruct the Trustee of the Plan how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the Plan.

Also enclosed is the Company’s Notice and Proxy Statement for the 2006 Annual Meeting. The Company’s 2005 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Mourant ECS Trustees Limited) should vote.

This Voting Direction is continued on the reverse side

Δ FOLD AND DETACH HERE Δ

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Mail

24 Hours a Day, 7 Days a Week

Your Internet vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.proxyvoting.com/cop Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 3, 2006. Have your Voting Direction card in hand when you access the website.	OR	Mail Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 3, 2006.

If you vote your Voting Direction card by the Internet,

you do NOT need to mail back your Voting Direction card.

PLEASE VOTE

I direct that shares representing my part of the Plan be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2				The Board of Directors recommends votes AGAINST Proposals 3 through 7

Proposal 1 - ELECTION OF CLASS I DIRECTORS					FOR	AGAINST	ABSTAIN
01 Richard L. Armitage 02 Richard H. Auchinleck 03 Harald J. Norvik 04 William K. Reilly 05 Victoria J. Tschinkel 06 Kathryn C. Turner				Proposal 3 - DRILLING IN SENSITIVE AREAS	☐	☐	☐
	FOR		WITHHOLD FOR ALL		FOR	AGAINST	ABSTAIN
	☐		☐	Proposal 4 - DIRECTOR ELECTION VOTE STANDARD	☐	☐	☐
WITHHELD FOR (Write nominee name(s) in the space provided below):					FOR	AGAINST	ABSTAIN
_______________________				Proposal 5 - SHAREHOLDER APPROVAL OF FUTURE EXTRAORDINARY RETIREMENT BENEFITS FOR SENIOR EXECUTIVES	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2006	☐	☐	☐	Proposal 6 - ENVIRONMENTAL ACCOUNTABILITY TO COMMUNITIES	☐	☐	☐
					FOR	AGAINST	ABSTAIN
				Proposal 7 - EQUITABLE COMPENSATION OF NON-EMPLOYEE DIRECTORS	☐	☐	☐
				I PLAN TO ATTEND THE ANNUAL MEETING			☐

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Signature:                                                                                            Dated:                                 , 2006

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet, please mark, date, sign and return this Voting Direction card for receipt by May 3, 2006.	PPESAS

Δ FOLD AND DETACH HERE Δ

CONOCO EMPLOYEE SHARE OWNERSHIP PLAN

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders

May 10, 2006

The undersigned hereby directs that Mourant ECS Trustees Limited, Trustee of the Conoco Employee Share Ownership Plan (the “Plan”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 10, 2006, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

If Mellon Investor Services LLC, the Tabulator for the Trustee, Mourant ECS Trustees Limited, does not receive this Voting Direction card by May 3, 2006, if you do not fill in any boxes, if you return this card unsigned, and if you do not vote by the Internet on or before May 3, 2006, any shares representing your part of the Plan will be voted by the Trustee in the same proportion as the shares for which the Trustee has received instructions.

This package contains your confidential Voting Direction card to instruct the Trustee of the Plan how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the Plan.

Also enclosed is the Company’s Notice and Proxy Statement for the 2006 Annual Meeting. The Company’s 2005 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Mourant ECS Trustees Limited) should vote.

This Voting Direction is continued on the reverse side

Δ FOLD AND DETACH HERE Δ

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Mail

24 Hours a Day, 7 Days a Week

Your Internet vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.proxyvoting.com/cop Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 3, 2006. Have your Voting Direction card in hand when you access the website.	OR	Mail Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 3, 2006.

If you vote your Voting Direction card by the Internet,

you do NOT need to mail back your Voting Direction card.

PLEASE VOTE

I direct that shares representing my part of the Plan be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2				The Board of Directors recommends votes AGAINST Proposals 3 through 7

Proposal 1 - ELECTION OF CLASS I DIRECTORS					FOR	AGAINST	ABSTAIN
01 Richard L. Armitage 02 Richard H. Auchinleck 03 Harald J. Norvik 04 William K. Reilly 05 Victoria J. Tschinkel 06 Kathryn C. Turner				Proposal 3 - DRILLING IN SENSITIVE AREAS	☐	☐	☐
	FOR		WITHHOLD FOR ALL		FOR	AGAINST	ABSTAIN
	☐		☐	Proposal 4 - DIRECTOR ELECTION VOTE STANDARD	☐	☐	☐
WITHHELD FOR (Write nominee name(s) in the space provided below):					FOR	AGAINST	ABSTAIN
_______________________				Proposal 5 - SHAREHOLDER APPROVAL OF FUTURE EXTRAORDINARY RETIREMENT BENEFITS FOR SENIOR EXECUTIVES	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2006	☐	☐	☐	Proposal 6 - ENVIRONMENTAL ACCOUNTABILITY TO COMMUNITIES	☐	☐	☐
					FOR	AGAINST	ABSTAIN
				Proposal 7 - EQUITABLE COMPENSATION OF NON-EMPLOYEE DIRECTORS	☐	☐	☐
				I PLAN TO ATTEND THE ANNUAL MEETING			☐

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Signature:                                                                                            Dated:                                 , 2006

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet, please mark, date, sign and return this Voting Direction card for receipt by May 3, 2006.	ESOP

Δ FOLD AND DETACH HERE Δ

CONOCOPHILLIPS OVERSEAS STOCK SAVINGS PLAN (EMDEN-GERMANY)

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders

May 10, 2006

The undersigned hereby directs that Mourant & Co. Trustees Limited, Trustee of the ConocoPhillips Overseas Stock Savings Plan (Emden-Germany) (the “Plan”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 10, 2006, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Proxy Statement and the Company’s Notice of the Annual Meeting on May 10, 2006.

If Mellon Investor Services LLC, the Tabulator for the Trustee, Mourant & Co. Trustees Limited, does not receive this Voting Direction card by May 3, 2006, if you do not fill in any boxes, if you return this card unsigned, and if you do not vote by the Internet on or before May 3, 2006, any shares representing your part of the Plan will be voted by the Trustee in the same proportion as the shares for which the Trustee has received instructions.

This package contains your confidential Voting Direction card to instruct the Trustee of the Plan how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the Plan.

Also enclosed is the Company’s Notice and Proxy Statement for the 2006 Annual Meeting. The Company’s 2005 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Mourant & Co. Trustees Limited)

This Voting Direction is continued on the reverse side

Δ FOLD AND DETACH HERE Δ

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Mail

24 Hours a Day, 7 Days a Week

Your Internet vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.proxyvoting.com/cop Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 3, 2006. Have your Voting Direction card in hand when you access the website.	OR	Mail Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 3, 2006.

If you vote your Voting Direction card by the Internet,

you do NOT need to mail back your Voting Direction card.

PLEASE VOTE

I direct that shares representing my part of the Plan be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2				The Board of Directors recommends votes AGAINST Proposals 3 through 7

Proposal 1 - ELECTION OF CLASS I DIRECTORS					FOR	AGAINST	ABSTAIN
01 Richard L. Armitage 02 Richard H. Auchinleck 03 Harald J. Norvik 04 William K. Reilly 05 Victoria J. Tschinkel 06 Kathryn C. Turner				Proposal 3 - DRILLING IN SENSITIVE AREAS	☐	☐	☐
	FOR		WITHHOLD FOR ALL		FOR	AGAINST	ABSTAIN
	☐		☐	Proposal 4 - DIRECTOR ELECTION VOTE STANDARD	☐	☐	☐
WITHHELD FOR (Write nominee name(s) in the space provided below):					FOR	AGAINST	ABSTAIN
_______________________				Proposal 5 - SHAREHOLDER APPROVAL OF FUTURE EXTRAORDINARY RETIREMENT BENEFITS FOR SENIOR EXECUTIVES	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2006	☐	☐	☐	Proposal 6 - ENVIRONMENTAL ACCOUNTABILITY TO COMMUNITIES	☐	☐	☐
					FOR	AGAINST	ABSTAIN
				Proposal 7 - EQUITABLE COMPENSATION OF NON-EMPLOYEE DIRECTORS	☐	☐	☐
				I PLAN TO ATTEND THE ANNUAL MEETING			☐

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Signature:                                                                                            Dated:                                 , 2006

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet, please mark, date, sign and return this Voting Direction card for receipt by May 3, 2006.	OSSPG

Δ FOLD AND DETACH HERE Δ

CONOCOPHILLIPS OVERSEAS STOCK SAVINGS PLAN (NORWAY)

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders

May 10, 2006

The undersigned hereby directs that Mourant & Co. Trustees Limited, Trustee of the ConocoPhillips Overseas Stock Savings Plan (Norway) (the “Plan”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 10, 2006, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Proxy Statement and the Company’s Notice of the Annual Meeting on May 10, 2006.

If Mellon Investor Services LLC, the Tabulator for the Trustee, Mourant & Co. Trustees Limited, does not receive this Voting Direction card by May 3, 2006, if you do not fill in any boxes, if you return this card unsigned, and if you do not vote by the Internet on or before May 3, 2006, any shares representing your part of the Plan will be voted by the Trustee in the same proportion as the shares for which the Trustee has received instructions.

This package contains your confidential Voting Direction card to instruct the Trustee of the Plan how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the Plan.

Also enclosed is the Company’s Notice and Proxy Statement for the 2006 Annual Meeting. The Company’s 2005 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Mourant & Co. Trustees Limited) should vote.

This Voting Direction is continued on the reverse side

Δ FOLD AND DETACH HERE Δ

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Mail

24 Hours a Day, 7 Days a Week

Your Internet vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.proxyvoting.com/cop Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 3, 2006. Have your Voting Direction card in hand when you access the website.	OR	Mail Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 3, 2006.

If you vote your Voting Direction card by the Internet,

you do NOT need to mail back your Voting Direction card.

PLEASE VOTE

I direct that shares representing my part of the Plan be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2				The Board of Directors recommends votes AGAINST Proposals 3 through 7

Proposal 1 - ELECTION OF CLASS I DIRECTORS					FOR	AGAINST	ABSTAIN
01 Richard L. Armitage 02 Richard H. Auchinleck 03 Harald J. Norvik 04 William K. Reilly 05 Victoria J. Tschinkel 06 Kathryn C. Turner				Proposal 3 - DRILLING IN SENSITIVE AREAS	☐	☐	☐
	FOR		WITHHOLD FOR ALL		FOR	AGAINST	ABSTAIN
	☐		☐	Proposal 4 - DIRECTOR ELECTION VOTE STANDARD	☐	☐	☐
WITHHELD FOR (Write nominee name(s) in the space provided below):					FOR	AGAINST	ABSTAIN
_______________________				Proposal 5 - SHAREHOLDER APPROVAL OF FUTURE EXTRAORDINARY RETIREMENT BENEFITS FOR SENIOR EXECUTIVES	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2006	☐	☐	☐	Proposal 6 - ENVIRONMENTAL ACCOUNTABILITY TO COMMUNITIES	☐	☐	☐
					FOR	AGAINST	ABSTAIN
				Proposal 7 - EQUITABLE COMPENSATION OF NON-EMPLOYEE DIRECTORS	☐	☐	☐
				I PLAN TO ATTEND THE ANNUAL MEETING			☐

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Signature:                                                                                            Dated:                                 , 2006

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet, please mark, date, sign and return this Voting Direction card for receipt by May 3, 2006.	OSSPN

Δ FOLD AND DETACH HERE Δ

PROXY	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Annual Meeting May 10, 2006

The undersigned hereby appoints J.J. MULVA AND STEPHEN F. GATES as proxy holders with power of substitution, or, if all do not act on a matter, those who do act, to vote all stock which the undersigned could vote at the Company’s Annual Stockholders’ Meeting to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 10, 2006, at 10:30 a.m., and at any adjournment thereof, in the manner stated herein as to the following matters and in their discretion on any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

This Proxy is Continued on the Reverse Side

Please Sign on the Reverse Side and Return Promptly

Address Change/Comments (Mark the corresponding box on the reverse side)

Δ Detach here from proxy voting card. Δ

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Telephone and Internet voting is available through 11:59 PM EDT the day prior to Annual Meeting day.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/cop Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxycard and return it in the enclosed postage-paid envelope.

If you vote your proxy by the Internet or telephone,

you do NOT need to mail back your proxy card.

PLEASE VOTE

In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to consider consenting to view or receive your Annual Report and Proxy Statement electronically via the Internet. Please see the enrollment instructions on the reverse side of the proxy card. Your election can be revoked at any time by calling 1-800-356-0066. You will continue to receive your proxy card in the mail, regardless of your election.

This Proxy will be voted or not voted as you direct below. In the absence of such direction, it will be voted FOR Proposals 1 and 2; and AGAINST Proposals 3 through 7.	Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

The Board of Directors recommends votes FOR Proposals 1 and 2				The Board of Directors recommends votes AGAINST Proposals 3 through 7

Proposal 1 - ELECTION OF CLASS I DIRECTORS					FOR	AGAINST	ABSTAIN
01 Richard L. Armitage 02 Richard H. Auchinleck 03 Harald J. Norvik 04 William K. Reilly 05 Victoria J. Tschinkel 06 Kathryn C. Turner				Proposal 3 - DRILLING IN SENSITIVE AREAS	☐	☐	☐
	FOR		WITHHOLD FOR ALL		FOR	AGAINST	ABSTAIN
	☐		☐	Proposal 4 - DIRECTOR ELECTION VOTE STANDARD	☐	☐	☐
WITHHELD FOR (Write nominee name(s) in the space provided below):					FOR	AGAINST	ABSTAIN
____________________________				Proposal 5 - SHAREHOLDER APPROVAL OF FUTURE EXTRAORDINARY RETIREMENT BENEFITS FOR SENIOR EXECUTIVES	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2006	☐	☐	☐	Proposal 6 - ENVIRONMENTAL ACCOUNTABILITY TO COMMUNITIES	☐	☐	☐
					FOR	AGAINST	ABSTAIN
				Proposal 7 - EQUITABLE COMPENSATION OF NON-EMPLOYEE DIRECTORS	☐	☐	☐
				I PLAN TO ATTEND THE ANNUAL MEETING			☐

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Signature:                                                                                            Signature:                                                                       Dated:                                 , 2006

Your signature on this proxy card should be exactly the same as the name imprinted hereon. Unless you vote by telephone or on the Internet, please mark, date, sign and return this proxy card for receipt by May 9, 2006.

Δ Detach here from proxy voting card. Δ

IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW. IF YOU VOTE BY THE INTERNET OR TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.
HAVE YOUR PROXY CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

●        On a touch-tone telephone call Toll Free 1-866-540-5760 — 24 hours a day — 7 days a week.

●        Enter your eleven-digit Control Number which is indicated below.

Option 1: To vote as the Board of Directors recommends, press 1. If you wish to vote separately for any Proposal, press 0.

When you press 1, your vote will be confirmed and cast as you directed. END OF CALL

Option 2: If you choose to vote separately for any Proposal, you will hear the following instructions:

Proposal 1:	To VOTE FOR ALL nominees, press 1;
To WITHHOLD FOR ALL nominees, press 2;
To WITHHOLD FOR AN INDIVIDUAL nominee, press 0, enter the two digit number that appears next to the name of the nominee for whom you DO NOT wish to vote.

Proposals 2-7:	You may make your selection at any time.
To vote FOR, press 1;
To vote AGAINST, press 2;
To ABSTAIN, press 0.

Your vote will be repeated and you will have an opportunity to confirm it.

THANK YOU FOR VOTING	Annual Meeting May 10, 2006 Admission Ticket

CBT DOMESTIC CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders May 10, 2006

COMPLETE THE INFORMATION BELOW TO VOTE DOMESTIC SHARES AS A DIRECTING FIDUCIARY.

The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the ConocoPhillips Compensation and Benefits Arrangements Stock Trust (“CBT”), vote all shares of ConocoPhillips common stock (described on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 10, 2006, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

I understand that by electing to direct the Trustee’s vote of domestic shares held in the CBT, that I become a directing fiduciary of the CBT for voting such shares; and that I may decline to accept the responsibility of a directing fiduciary as to such shares by NOT completing and returning this Voting Direction card or NOT voting by the Internet or telephone.

If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this card by May 9, 2006, if you do not fill in any boxes or if you return this card unsigned, and if you do not vote by the Internet or telephone on or before May 9, 2006, the Trustee will conclusively presume that you have rejected your appointment as a directing fiduciary and any shares in the CBT that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

This package contains your confidential Voting Direction card to instruct the Trustee of the CBT how to vote shares of ConocoPhillips common stock described on the back of the card.

Also enclosed is the Company’s Notice and Proxy Statement for the 2006 Annual Meeting. The Company’s 2005 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Vanguard Fiduciary Trust Company) should vote.

This Voting Direction is continued on the reverse side

Δ FOLD AND DETACH HERE Δ

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.proxyvoting.com/cop Use the Internet to vote your Voting Direction card through 4 PM EDT on May 9, 2006. Have your VotingDirection card in hand when you access the website.	OR

Telephone

1-866-540-5760

Call toll-free 1-866-540-5760 through 4 PM EDT on May 9, 2006, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

		OR	Mail Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 9, 2006.

If you vote your Voting Direction card by the Internet or telephone,

you do NOT need to mail back your Voting Direction card.

PLEASE VOTE

Employees who direct the CBT Trustee how to vote shares held by this trust have an important voice in matters which affect ConocoPhillips.

In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your Voting Direction card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-356-0066. You will continue to receive your Voting Direction card in the mail, regardless of your election.

This Proxy will be voted or not voted as you direct below. In the absence of such direction, it will be voted FOR Proposals 1 and 2; and AGAINST Proposals 3 through 7.	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2				The Board of Directors recommends votes AGAINST Proposals 3 through 7

Proposal 1 - ELECTION OF CLASS I DIRECTORS					FOR	AGAINST	ABSTAIN
01 Richard L. Armitage 02 Richard H. Auchinleck 03 Harald J. Norvik 04 William K. Reilly 05 Victoria J. Tschinkel 06 Kathryn C. Turner				Proposal 3 - DRILLING IN SENSITIVE AREAS	☐	☐	☐
	FOR		WITHHOLD FOR ALL		FOR	AGAINST	ABSTAIN
	☐		☐	Proposal 4 - DIRECTOR ELECTION VOTE STANDARD	☐	☐	☐
WITHHELD FOR (Write nominee name(s) in the space provided below):					FOR	AGAINST	ABSTAIN
____________________________				Proposal 5 - SHAREHOLDER APPROVAL OF FUTURE EXTRAORDINARY RETIREMENT BENEFITS FOR SENIOR EXECUTIVES	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2006	☐	☐	☐	Proposal 6 - ENVIRONMENTAL ACCOUNTABILITY TO COMMUNITIES	☐	☐	☐
					FOR	AGAINST	ABSTAIN
				Proposal 7 - EQUITABLE COMPENSATION OF NON-EMPLOYEE DIRECTORS	☐	☐	☐
				I PLAN TO ATTEND THE ANNUAL MEETING			☐

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Signature:                                                                                            Dated:                                     , 2006

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet or telephone, please mark, date, sign and return this Voting Direction card for receipt by May 9, 2006	CBT

Δ FOLD AND DETACH HERE Δ

IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE MAY 9, 2006. IF YOU VOTE BY THE INTERNET OR TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.

HAVE YOUR VOTING DIRECTION CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

●        On a touch-tone telephone call Toll Free 1-866-540-5760 — 24 hours a day — 7 days a week.

●        Enter your eleven-digit Control Number which is indicated below.

Option 1: To vote as the Board of Directors recommends, press 1. If you wish to vote separately for any Proposal, press 0.

When you press 1, your vote will be confirmed and cast as you directed. END OF CALL

Option 2: If you choose to vote separately for any Proposal, you will hear the following instructions:

Proposal 1:	To VOTE FOR ALL nominees, press 1;
To WITHHOLD FOR ALL nominees, press 2;
To WITHHOLD FOR AN INDIVIDUAL nominee, press 0, enter the two digit number that appears next to the name of the nominee for whom you DO NOT wish to vote.

Proposals 2-7:	You may make your selection at any time.
To vote FOR, press 1;
To vote AGAINST, press 2;
To ABSTAIN, press 0.

Your vote will be repeated and you will have an opportunity to confirm it.

THANK YOU FOR VOTING

CPSP

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders

May 10, 2006

The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the ConocoPhillips Savings Plan (“CPSP”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 10, 2006, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 8, 2006, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by the Internet or telephone on or before May 8, 2006, any shares in the CPSP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

This package contains your confidential Voting Direction card to instruct the Trustee of the CPSP how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the CPSP.

Also enclosed is the Company’s Notice and Proxy Statement for the 2006 Annual Meeting. The Company’s 2005 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Vanguard Fiduciary Trust Company) should vote.

This Voting Direction is continued on the reverse side

Δ  FOLD AND DETACH HERE  Δ

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.proxyvoting.com/cop Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 8, 2006. Have your Voting Direction card in hand when you access the website.	OR

Telephone

1-866-540-5760

Call toll-free 1-866-540-5760 on

or before May 8, 2006, on a

touch-tone telephone in the

United States, Puerto Rico or

Canada, and follow the

instructions on the reverse side.

There is NO CHARGE to you for

this call.

		OR	Mail Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 8, 2006.

If you vote your Voting Direction card by the Internet or telephone,

you do NOT need to mail back your Voting Direction card.

PLEASE VOTE

In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your Voting Direction card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-356-0066. You will continue to receive your Voting Direction card in the mail, regardless of your election.

I direct that shares representing my part of the CPSP be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2				The Board of Directors recommends votes AGAINST Proposals 3 through 7

Proposal 1 - ELECTION OF CLASS I DIRECTORS					FOR	AGAINST	ABSTAIN
01 Richard L. Armitage 02 Richard H. Auchinleck 03 Harald J. Norvik 04 William K. Reilly 05 Victoria J. Tschinkel 06 Kathryn C. Turner				Proposal 3 - DRILLING IN SENSITIVE AREAS	☐	☐	☐
	FOR		WITHHOLD FOR ALL		FOR	AGAINST	ABSTAIN
	☐		☐	Proposal 4 - DIRECTOR ELECTION VOTE STANDARD	☐	☐	☐
WITHHELD FOR (Write nominee name(s) in the space provided below):					FOR	AGAINST	ABSTAIN
____________________________				Proposal 5 - SHAREHOLDER APPROVAL OF FUTURE EXTRAORDINARY RETIREMENT BENEFITS FOR SENIOR EXECUTIVES	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2006	☐	☐	☐	Proposal 6 - ENVIRONMENTAL ACCOUNTABILITY TO COMMUNITIES	☐	☐	☐
					FOR	AGAINST	ABSTAIN
				Proposal 7 - EQUITABLE COMPENSATION OF NON-EMPLOYEE DIRECTORS	☐	☐	☐
				I PLAN TO ATTEND THE ANNUAL MEETING			☐

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Signature:                                                                                            Dated:                                 , 2006

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet or telephone, please mark, date, sign and return this Voting Direction card for receipt by May 8, 2006.	CPSP

Δ FOLD AND DETACH HERE Δ

B

IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE MAY 8, 2006. IF YOU VOTE BY THE INTERNET OR TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.

HAVE YOUR VOTING DIRECTION CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

●        On a touch-tone telephone call Toll Free 1-866-540-5760 — 24 hours a day — 7 days a week.

●        Enter your eleven-digit Control Number which is indicated below.

Option 1: To vote as the Board of Directors recommends, press 1. If you wish to vote separately for any Proposal, press 0.

When you press 1, your vote will be confirmed and cast as you directed. END OF CALL

Option 2: If you choose to vote separately for any Proposal, you will hear the following instructions:

Proposal 1:	To VOTE FOR ALL nominees, press 1;
To WITHHOLD FOR ALL nominees, press 2;
To WITHHOLD FOR AN INDIVIDUAL nominee, press 0, enter the two digit number that appears next to the name of the nominee for whom you DO NOT wish to vote.

Proposals 2-7:	You may make your selection at any time.
To vote FOR, press 1;
To vote AGAINST, press 2;
To ABSTAIN, press 0.

Your vote will be repeated and you will have an opportunity to confirm it.

THANK YOU FOR VOTING

CPSP

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders

May 10, 2006

The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the ConocoPhillips Savings Plan (“CPSP”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside,13210 Katy Freeway, Houston, Texas, on May 10, 2006, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 8, 2006, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by the Internet or telephone on or before May 8, 2006, any shares in the CPSP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.proxyvoting.com/cop Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 8, 2006. Have your Voting Direction card in hand when you access the website.	OR

Telephone

1-866-540-5760

Call toll-free 1-866-540-5760 on

or before May 8, 2006, on a

touch-tone telephone in the

United States, Puerto Rico or

Canada, and follow the

instructions on the reverse side.

There is NO CHARGE to

you for this call.

		OR	Mail Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 8, 2006.

If you vote your Voting Direction card by the Internet or telephone,

you do NOT need to mail back your Voting Direction card.

This Voting Direction is continued on the reverse side

Δ  FOLD AND DETACH HERE  Δ

CPSP

CONFIDENTIAL FIDUCIARY VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders

May 10, 2006

The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the ConocoPhillips Savings Plan (“CPSP”), vote all shares of ConocoPhillips common stock (as directed on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 10, 2006, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

I understand that by electing to direct the Trustee’s vote of shares which do not represent my own part of the CPSP that I become a fiduciary of the CPSP for voting such shares; that I must act in the best interests of all participants of the CPSP when giving directions for voting shares not representing my part of the CPSP; that I have read and understand my duties as a fiduciary as they are described on pages 33 and 34 of the CPSP Summary Plan Description/Prospectus dated October 3, 2003; and that I may decline to accept the responsibility of a fiduciary as to such shares by NOT completing or returning this Voting Direction card or NOT voting by the Internet or telephone.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.proxyvoting.com/cop Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 8, 2006. Have your Voting Direction card in hand when you access the website.	OR

Telephone

1-866-540-5760

Call toll-free 1-866-540-5760 on

or before May 8, 2006, on a

touch-tone telephone in the

United States, Puerto Rico or

Canada, and follow the

instructions on the reverse side.

There is NO CHARGE to you for

this call.

		OR	Mail Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 8, 2006.

If you vote your Voting Direction card by the Internet or telephone,

you do NOT need to mail back your Voting Direction card.

This Voting Direction is continued on the reverse side

I direct that shares representing my part of the CPSP be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2				The Board of Directors recommends votes AGAINST Proposals 3 through 7

Proposal 1 - ELECTION OF CLASS I DIRECTORS					FOR	AGAINST	ABSTAIN
01 Richard L. Armitage 02 Richard H. Auchinleck 03 Harald J. Norvik 04 William K. Reilly 05 Victoria J. Tschinkel 06 Kathryn C. Turner				Proposal 3 - DRILLING IN SENSITIVE AREAS	☐	☐	☐
	FOR		WITHHOLD FOR ALL		FOR	AGAINST	ABSTAIN
	☐		☐	Proposal 4 - DIRECTOR ELECTION VOTE STANDARD	☐	☐	☐
WITHHELD FOR (Write nominee name(s) in the space provided below):					FOR	AGAINST	ABSTAIN
____________________________				Proposal 5 - SHAREHOLDER APPROVAL OF FUTURE EXTRAORDINARY RETIREMENT BENEFITS FOR SENIOR EXECUTIVES	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2006	☐	☐	☐	Proposal 6 - ENVIRONMENTAL ACCOUNTABILITY TO COMMUNITIES	☐	☐	☐
					FOR	AGAINST	ABSTAIN
				Proposal 7 - EQUITABLE COMPENSATION OF NON-EMPLOYEE DIRECTORS	☐	☐	☐
				I PLAN TO ATTEND THE ANNUAL MEETING			☐

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Signature:                                                                                            Signature:                                                                       Dated:                                 , 2006

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet or telephone, please mark, date, sign and return this Voting Direction card for receipt by May 8, 2006.

CPSP	PLEASE VOTE Ú FOLD AND DETACH HERE Ú

I direct that my pro rata portion of (1) all unallocated shares of stock in the Company Stock Fund and (2) all shares of stock representing the interest of CPSP participants who fail to give voting direction be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2				The Board of Directors recommends votes AGAINST Proposals 3 through 7

Proposal 1 - ELECTION OF CLASS I DIRECTORS					FOR	AGAINST	ABSTAIN
01 Richard L. Armitage 02 Richard H. Auchinleck 03 Harald J. Norvik 04 William K. Reilly 05 Victoria J. Tschinkel 06 Kathryn C. Turner				Proposal 3 - DRILLING IN SENSITIVE AREAS	☐	☐	☐
	FOR		WITHHOLD FOR ALL		FOR	AGAINST	ABSTAIN
	☐		☐	Proposal 4 - DIRECTOR ELECTION VOTE STANDARD	☐	☐	☐
WITHHELD FOR (Write nominee name(s) in the space provided below):					FOR	AGAINST	ABSTAIN
____________________________				Proposal 5 - SHAREHOLDER APPROVAL OF FUTURE EXTRAORDINARY RETIREMENT BENEFITS FOR SENIOR EXECUTIVES	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2006	☐	☐	☐	Proposal 6 - ENVIRONMENTAL ACCOUNTABILITY TO COMMUNITIES	☐	☐	☐
					FOR	AGAINST	ABSTAIN
				Proposal 7 - EQUITABLE COMPENSATION OF NON-EMPLOYEE DIRECTORS	☐	☐	☐
				I PLAN TO ATTEND THE ANNUAL MEETING			☐

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Signature:                                                                                             Signature:                                                                        Dated:                                 , 2006

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet or telephone, please mark, date, sign and return this Voting Direction card for receipt by May 8, 2006.

CPSPF	PLEASE VOTE

CPSSP

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders

May 10, 2006

The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the ConocoPhillips Store Savings Plan (“CPSSP”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 10, 2006, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Proxy Statement and the Company’s Notice of the Annual Meeting on May 10, 2006.

If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 8, 2006, if you do not fill in any boxes, if you return this card unsigned, and if you do not vote by the Internet or telephone on or before May 8, 2006, any shares representing your part of the CPSSP will be voted by the Trustee in the same proportion as the shares for which the Trustee has received instructions.

This package contains your confidential Voting Direction card to instruct the Trustee of the CPSSP how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the CPSSP.

Also enclosed is the Company’s Notice and Proxy Statement for the 2006 Annual Meeting. The Company’s 2005 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Vanguard Fiduciary Trust Company) should vote.

This Voting Direction is continued on the reverse side

Δ FOLD AND DETACH HERE Δ

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.proxyvoting.com/cop Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 8, 2006. Have your Voting Direction card in hand when you access the website.	OR

Telephone

1-866-540-5760

Call toll-free 1-866-540-5760 on

or before May 8, 2006, on a

touch- tone telephone in the

United States, Puerto Rico or

Canada, and follow the

instructions on the reverse side.

There is NO CHARGE to you for

this call.

		OR	Mail Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 8, 2006.

If you vote your Voting Direction card by the Internet or telephone,

you do NOT need to mail back your Voting Direction card.

PLEASE VOTE

In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your Voting Direction card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-356-0066. You will continue to receive your Voting Direction card in the mail, regardless of your election.

I direct that shares representing my part of the CPSSP be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2				The Board of Directors recommends votes AGAINST Proposals 3 through 7

Proposal 1 - ELECTION OF CLASS I DIRECTORS					FOR	AGAINST	ABSTAIN
01 Richard L. Armitage 02 Richard H. Auchinleck 03 Harald J. Norvik 04 William K. Reilly 05 Victoria J. Tschinkel 06 Kathryn C. Turner				Proposal 3 - DRILLING IN SENSITIVE AREAS	☐	☐	☐
	FOR		WITHHOLD FOR ALL		FOR	AGAINST	ABSTAIN
	☐		☐	Proposal 4 - DIRECTOR ELECTION VOTE STANDARD	☐	☐	☐
WITHHELD FOR (Write nominee name(s) in the space provided below):					FOR	AGAINST	ABSTAIN
____________________________				Proposal 5 - SHAREHOLDER APPROVAL OF FUTURE EXTRAORDINARY RETIREMENT BENEFITS FOR SENIOR EXECUTIVES	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2006	☐	☐	☐	Proposal 6 - ENVIRONMENTAL ACCOUNTABILITY TO COMMUNITIES	☐	☐	☐
					FOR	AGAINST	ABSTAIN
				Proposal 7 - EQUITABLE COMPENSATION OF NON-EMPLOYEE DIRECTORS	☐	☐	☐
				I PLAN TO ATTEND THE ANNUAL MEETING			☐

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Signature:                                                                                            Dated:                                     , 2006

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet or telephone, please mark, date, sign and return this Voting Direction card for receipt by May 8, 2006.	CPSSP

Δ FOLD AND DETACH HERE Δ

IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE MAY 8, 2006. IF YOU VOTE BY THE INTERNET OR TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.

HAVE YOUR VOTING DIRECTION CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

●        On a touch-tone telephone call Toll Free 1-866-540-5760 — 24 hours a day — 7 days a week.

●        Enter your eleven-digit Control Number which is indicated below.

Option 1: To vote as the Board of Directors recommends, press 1. If you wish to vote separately for any Proposal, press 0.

When you press 1, your vote will be confirmed and cast as you directed. END OF CALL

Option 2: If you choose to vote separately for any Proposal, you will hear the following instructions:

Proposal 1:	To VOTE FOR ALL nominees, press 1;
To WITHHOLD FOR ALL nominees, press 2;
To WITHHOLD FOR AN INDIVIDUAL nominee, press 0, enter the two digit number that appears next to the name of the nominee for whom you DO NOT wish to vote.

Proposals 2-7:	You may make your selection at any time.
To vote FOR, press 1;
To vote AGAINST, press 2;
To ABSTAIN, press 0.

Your vote will be repeated and you will have an opportunity to confirm it.

THANK YOU FOR VOTING

CPSSP

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders

May 10, 2006

The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the ConocoPhillips Store Savings Plan (“CPSSP”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, Houston, Texas, on May 10, 2006, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 8, 2006, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by the Internet or telephone on or before May 8, 2006, any shares in the CPSSP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.proxyvoting.com/cop Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 8, 2006. Have your Voting Direction card in hand when you access the website.	OR

Telephone

1-866-540-5760

Call toll-free 1-866-540-5760 on

or before May 8, 2006, on a

touch-tone telephone in the

United States, Puerto Rico or

Canada,and follow the instructions

on the reverse side. There

is NO CHARGE

to you for this call.

		OR	Mail Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 8, 2006.

If you vote your Voting Direction card by the Internet or telephone,

you do NOT need to mail back your Voting Direction card.

This Voting Direction is continued on the reverse side

Δ  FOLD AND DETACH HERE  Δ

CPSSP

CONFIDENTIAL FIDUCIARY VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders

May 10, 2006

The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the ConocoPhillips Store Savings Plan (“CPSSP”), vote all shares of ConocoPhillips common stock (as directed on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 10, 2006, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

I understand that by electing to direct the Trustee’s vote of shares which do not represent my own part of the CPSSP that I become a fiduciary of the CPSSP for voting such shares; that I must act in the best interests of all participants of the CPSSP when giving directions for voting shares not representing my part of the CPSSP; that I have read and understand my duties as a fiduciary as they are described on page 25 of the CPSSP Summary Plan Description/Prospectus dated October 3, 2003; and that I may decline to accept the responsibility of a fiduciary as to such shares by NOT completing or returning this Voting Direction card or NOT voting by the Internet or telephone.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.proxyvoting.com/cop Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 8, 2006. Have your Voting Direction card in hand when you access the website.	OR

Telephone

1-866-540-5760

Call toll-free 1-866-540-5760 on

or before May 8, 2006, on a

touch-tone telephone in the

United States, Puerto Rico or

Canada, and follow the

instructions on the reverse side.

There is NO CHARGE to you for

this call.

		OR	Mail Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 8, 2006.

If you vote your Voting Direction card by the Internet or telephone,

you do NOT need to mail back your Voting Direction card.

This Voting Direction is continued on the reverse side

I direct that shares representing my part of the CPSSP be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2				The Board of Directors recommends votes AGAINST Proposals 3 through 7

Proposal 1 - ELECTION OF CLASS I DIRECTORS					FOR	AGAINST	ABSTAIN
01 Richard L. Armitage 02 Richard H. Auchinleck 03 Harald J. Norvik 04 William K. Reilly 05 Victoria J. Tschinkel 06 Kathryn C. Turner				Proposal 3 - DRILLING IN SENSITIVE AREAS	☐	☐	☐
	FOR		WITHHOLD FOR ALL		FOR	AGAINST	ABSTAIN
	☐		☐	Proposal 4 - DIRECTOR ELECTION VOTE STANDARD	☐	☐	☐
WITHHELD FOR (Write nominee name(s) in the space provided below):					FOR	AGAINST	ABSTAIN
____________________________				Proposal 5 - SHAREHOLDER APPROVAL OF FUTURE EXTRAORDINARY RETIREMENT BENEFITS FOR SENIOR EXECUTIVES	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2006	☐	☐	☐	Proposal 6 - ENVIRONMENTAL ACCOUNTABILITY TO COMMUNITIES	☐	☐	☐
					FOR	AGAINST	ABSTAIN
				Proposal 7 - EQUITABLE COMPENSATION OF NON-EMPLOYEE DIRECTORS	☐	☐	☐
				I PLAN TO ATTEND THE ANNUAL MEETING			☐

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Signature:                                                                                             Signature:                                                                        Dated:                                 , 2006

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet or telephone, please mark, date, sign and return this Voting Direction card for receipt by May 8, 2006.

CPSSP	PLEASE VOTE Ú FOLD AND DETACH HERE Ú

I direct that my pro rata portion of all shares of stock representing the interest of CPSSP participants who fail to give voting direction be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2				The Board of Directors recommends votes AGAINST Proposals 3 through 7

Proposal 1 - ELECTION OF CLASS I DIRECTORS					FOR	AGAINST	ABSTAIN
01 Richard L. Armitage 02 Richard H. Auchinleck 03 Harald J. Norvik 04 William K. Reilly 05 Victoria J. Tschinkel 06 Kathryn C. Turner				Proposal 3 - DRILLING IN SENSITIVE AREAS	☐	☐	☐
	FOR		WITHHOLD FOR ALL		FOR	AGAINST	ABSTAIN
	☐		☐	Proposal 4 - DIRECTOR ELECTION VOTE STANDARD	☐	☐	☐
WITHHELD FOR (Write nominee name(s) in the space provided below):					FOR	AGAINST	ABSTAIN
____________________________				Proposal 5 - SHAREHOLDER APPROVAL OF FUTURE EXTRAORDINARY RETIREMENT BENEFITS FOR SENIOR EXECUTIVES	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2006	☐	☐	☐	Proposal 6 - ENVIRONMENTAL ACCOUNTABILITY TO COMMUNITIES	☐	☐	☐
					FOR	AGAINST	ABSTAIN
				Proposal 7 - EQUITABLE COMPENSATION OF NON-EMPLOYEE DIRECTORS	☐	☐	☐
				I PLAN TO ATTEND THE ANNUAL MEETING			☐

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Signature:                                                                                             Signature:                                                                        Dated:                                 , 2006

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet or telephone, please mark, date, sign and return this Voting Direction card for receipt by May 8, 2006.

CPSSPF	PLEASE VOTE

CONOCOPHILLIPS CANADA EMPLOYEE STOCK OWNERSHIP PLAN

VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders

May 10, 2006

The undersigned hereby directs that the M.R.S. Trust Company, Trustee of the ConocoPhillips Canada Employee Stock Ownership Plan (the “Canadian Plan”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 10, 2006, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Proxy Statement and the Company’s Notice of the Annual Meeting on May 10, 2006.

If Mellon Investor Services LLC, the Tabulator for the Trustee, M.R.S. Trust Company, does not receive this Voting Direction card by May 3, 2006, if you do not fill in any boxes, if you return this card unsigned, and if you do not vote by the Internet or telephone on or before May 3, 2006, any shares representing your part of the Canadian Plan will be voted by the Trustee in the same proportion as the shares for which the Trustee has received instructions.

This package contains your Voting Direction card to instruct the Trustee of the Canadian Plan how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the Canadian Plan.

Also enclosed is the Company’s Notice and Proxy Statement for the 2006 Annual Meeting. The Company’s 2005 Annual Report was delivered to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (M.R.S. Trust Company) should vote.

This Voting Direction is continued on the reverse side

Δ FOLD AND DETACH HERE Δ

YOUR VOTE IS IMPORTANT!

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.proxyvoting.com/cop Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 3, 2006. Have your Voting Direction card in hand when you access the website.	OR

Telephone

1-866-540-5760

Call toll-free 1-866-540-5760 on

or before May 3, 2006, on a

touch-tone telephone in the

United States, Puerto Rico or

Canada, and follow the

instructions on the reverse side.

There is NO CHARGE to you for

this call.

		OR	Mail Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 3, 2006.

If you vote your Voting Direction card by the Internet or telephone,

you do NOT need to mail back your Voting Direction card.

PLEASE VOTE

In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your Voting Direction card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-356-0066. You will continue to receive your Voting Direction card in the mail, regardless of your election.

I direct that shares representing my part of the CP be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2				The Board of Directors recommends votes AGAINST Proposals 3 through 7

Proposal 1 - ELECTION OF CLASS I DIRECTORS					FOR	AGAINST	ABSTAIN
01 Richard L. Armitage 02 Richard H. Auchinleck 03 Harald J. Norvik 04 William K. Reilly 05 Victoria J. Tschinkel 06 Kathryn C. Turner				Proposal 3 - DRILLING IN SENSITIVE AREAS	☐	☐	☐
	FOR		WITHHOLD FOR ALL		FOR	AGAINST	ABSTAIN
	☐		☐	Proposal 4 - DIRECTOR ELECTION VOTE STANDARD	☐	☐	☐
WITHHELD FOR (Write nominee name(s) in the space provided below):					FOR	AGAINST	ABSTAIN
____________________________				Proposal 5 - SHAREHOLDER APPROVAL OF FUTURE EXTRAORDINARY RETIREMENT BENEFITS FOR SENIOR EXECUTIVES	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2006	☐	☐	☐	Proposal 6 - ENVIRONMENTAL ACCOUNTABILITY TO COMMUNITIES	☐	☐	☐
					FOR	AGAINST	ABSTAIN
				Proposal 7 - EQUITABLE COMPENSATION OF NON-EMPLOYEE DIRECTORS	☐	☐	☐
				I PLAN TO ATTEND THE ANNUAL MEETING			☐

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Signature:                                                                                            Dated:                                     , 2006

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet or telephone, please mark, date, sign and return this Voting Direction card for receipt by May 3, 2006.	CP

Δ FOLD AND DETACH HERE Δ

IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE MAY 3, 2006. IF YOU VOTE BY THE INTERNET OR TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.

HAVE YOUR VOTING DIRECTION CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

●        On a touch-tone telephone call Toll Free 1-866-540-5760 — 24 hours a day — 7 days a week.

●        Enter your eleven-digit Control Number which is indicated below.

Option 1: To vote as the Board of Directors recommends, press 1. If you wish to vote separately for any Proposal, press 0.

When you press 1, your vote will be confirmed and cast as you directed. END OF CALL

Option 2: If you choose to vote separately for any Proposal, you will hear the following instructions:

Proposal 1:	To VOTE FOR ALL nominees, press 1;
To WITHHOLD FOR ALL nominees, press 2;
To WITHHOLD FOR AN INDIVIDUAL nominee, press 0, enter the two digit number that appears next to the name of the nominee for whom you DO NOT wish to vote.

Proposals 2-7:	You may make your selection at any time.
To vote FOR, press 1;
To vote AGAINST, press 2;
To ABSTAIN, press 0.

Your vote will be repeated and you will have an opportunity to confirm it.

THANK YOU FOR VOTING